UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21323

Eaton Vance Limited Duration Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

September 30, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Limited Duration Income Fund (EVV)

Semiannual Report

September 30, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report September 30, 2019

Eaton Vance

Limited Duration Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

The Fund’s Investment Objective and Principal Strategies	5

Endnotes and Additional Disclosures	6

Financial Statements	7

Notice to Shareholders	74

Board of Trustees’ Contract Approval	75

Officers and Trustees	78

Important Notices	79

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Management’s Discussion of Fund Performance1

We are pleased to provide this semiannual report for Eaton Vance Limited Duration Income Fund (the Fund) covering the six-month period ended September 30, 2019. Information about the Fund over the period appears below and in the pages that follow.

Market Update

With global growth slowing and heightened uncertainty about the potential impact of an escalating trade war between the U.S. and China, global bond yields declined (and bond prices rose) during the six months ended September 30, 2019. Notably, the 10-year U.S. Treasury yield dropped 75 basis points from 2.42% at March 29, 2019 to 1.68% at September 30, 2019. Against this backdrop, the U.S. Federal Reserve Board (the Fed) responded with rate cuts in July and September to bring the Federal Funds rate to a range of 1.75%-2.00%. The Fed characterized these rate cuts as “mid-cycle adjustments.” Risk assets responded well to the Fed’s actions — for example, the S&P 500® Index (U.S. equities) and ICE BofAML U.S. High Yield Index (U.S. high-yield bonds) were up 6.08% and 3.82%, respectively. Both long-duration9 fixed income instruments and many categories of equity assets had significantly positive total returns over the period.

Fund Performance

For the six months ended September 30, 2019, the Fund returned 3.42% based on net asset value (NAV) per common share and 2.13% based on market price. That compares with a return of 3.29% for a custom blended benchmark consisting of an equal weighting of indexes representing the Fund’s three principal investment sectors: the ICE BofAML B U.S. High-Yield Index (representing U.S. high-yield bonds); the S&P/LSTA Leveraged Loan Index (floating-rate loans); and the ICE BofAML U.S. Mortgage-Backed Securities Index (mortgage-backed securities). Each of these sectors contributed positively to the Fund’s performance over the six-month period, but an overweight in shorter duration mortgage-backed securities and floating-rate loans hurt performance relative to the custom blended benchmark in a period of falling interest rates. The Fund underperformed the custom blended benchmark over the one-year ended September 30, 2019 on both a NAV and market basis due to an overweight in these shorter duration strategies.

For each of the three-year, five-year, ten-year and life of fund (since inception on May 30, 2003) periods ended September 30, 2019, the Fund’s average annual total return at NAV outperformed the custom blended benchmark. Based on market price, the Fund’s average annual total return exceeded the return of the custom blended benchmark for the five-year, ten-year and life of fund periods ended September 30, 2019, but trailed over three years. (See following pages for additional performance data.)

At September 30, 2019, the Fund’s common share distribution rate was 5.81% at NAV and 6.72% at market price. In October 2019, the Fund announced an increase in its regular monthly distribution from $0.07 per common share to $0.10 per common share, an increase of 42.9%. Restated to reflect the October announcement, the Fund’s common share distribution rate as of September 30, 2019 was 8.30% at NAV and 9.60% at market price. By raising the Fund’s monthly distribution, the Board of Trustees seeks to enhance long-term shareholder value. The Fund previously increased its regular monthly distribution from $0.067 per common share to $0.07 per common share in May 2019. The Fund’s market price discount to NAV was -13.55% as of September 30, 2019. The Fund’s market price discount to NAV was -10.45% on November 15, 2019.

We appreciate your support and value the privilege to serve as the Fund’s investment manager. For more information on the Fund, please visit our website at eatonvance.com.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Performance3,4

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Catherine C. McDermott, Andrew Szczurowski, CFA, Eric A. Stein, CFA and Kelley G. Baccei. Effective November 1, 2019, Mr. Page is no longer a member of the portfolio management team.

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Ten Years
Fund at NAV	05/30/2003	3.42%	5.26%	5.67%	7.38%
Fund at Market Price	—	2.13	5.27	4.72	6.40
Custom Blended Index	—	3.29%	5.67%	3.97%	5.27%

% Premium/Discount to NAV[5]
					–13.55%

Distributions[6]
Total Distributions per share for the period					$0.417
Distribution Rate at NAV					5.81%
Distribution Rate at Market Price					6.72%

% Total Leverage[7]
Auction Preferred Shares (APS)					8.28%
Borrowings					27.35

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Fund Profile

Asset Allocation (% of total investments)8

MBS refers to Mortgage-Backed Securities

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Limited Duration Income Fund

September 30, 2019

The Fund’s Investment Objective and Principal Strategies2

The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income. Under normal market conditions, the Fund expects to maintain an average duration of no more than five years (including the effect of anticipated leverage).

In pursuing its investment objectives, the Fund normally invests at least 25% of its total assets in each of: (1) investments rated investment grade, including, but not limited to, U.S. Government securities (which may include U.S. Treasuries and mortgage-backed securities (MBS) and other securities issued, backed, or otherwise guaranteed by the U.S. Government, or its agencies or instrumentalities), commercial MBS and corporate debt obligations; and (2) investments rated below investment grade, including, but not limited to, senior loans and high-yield debt securities. Investment-grade investments are those rated BBB- or higher by S&P Global Ratings or Fitch Ratings, Baa3 or higher as determined by Moody’s Investor Service, Inc. or, if not rated, determined to be of comparable credit quality by the Fund’s portfolio managers.

Under normal market conditions, the Fund structures and seeks to maintain its portfolio of high-quality investments (such as MBS) and lower quality non-investment grade bond and senior loans in such a manner that the Fund has an average dollar-weighted portfolio quality of investment grade. Within the foregoing guideline, the Fund may invest in individual investments of any credit quality.

The Fund may invest without limit in foreign investments denominated in U.S. dollars and may invest up to 15% of its net assets in foreign investments denominated in authorized foreign currencies, which include euros, British pounds, Swiss francs, Canadian dollars and Australian dollars. The Fund seeks to hedge against foreign currency fluctuations through the use of currency exchange contracts and other permitted hedging strategies. The total amount of the Fund’s outstanding forward commitments to purchase and sell generic U.S. government agency MBS may not exceed 10% of the Fund’s total net assets or 50% of the Fund’s MBS holdings. The Fund may also invest on other types of investments that are not part of its principal strategy from time to time.

The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. The Fund also may establish leverage through derivatives and reverse repurchase agreements.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

5

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the Fund’s investment adviser and are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to numerous risks, including investment risks. Shares of closed-end funds often trade at a discount from their NAV. The Fund is not a complete investment program and you may lose money investing in the Fund.

[3]

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P Dow Jones Indices and S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofAML B U.S. High Yield Index is an unmanaged index of below- investment grade U.S. corporate bonds with a credit quality rating of B. ICE BofAML U.S. Mortgage-Backed Securities Index is an unmanaged index of fixed rate residential mortgage pass- through securities issued by U.S. agencies. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 33.33% S&P/LSTA Leveraged Loan Index, 33.33% ICE BofAML B U.S. High Yield Index and 33.34% ICE BofAML U.S. Mortgage-Backed Securities Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[4]

Performance results reflect the effects of leverage. Included in the average annual total return at NAV for the one-, five- and ten- year periods is the impact of the 2018 tender and repurchase of a portion of the Fund’s Auction Preferred Shares (APS) at 92% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Pursuant to the Fund’s Dividend Reinvestment Plan, if the NAV per share on the distribution payment date is equal to or less than the market price per share plus estimated brokerage commissions, then new shares are issued. The number of shares shall be determined by the greater of the NAV per share or 95% of the market price. Otherwise, shares generally are purchased on the open market by the Plan’s agent.

[5]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[6]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions in any period may be more or less than the net return earned by the Fund on its investments, and therefore should not be used as a measure of performance or confused with “yield” or “income.” Distributions in excess of Fund returns may include a return of capital which, over time, will cause the Fund’s net assets and net asset value per share to erode. When the Fund’s distributions include amounts from sources other than net investment income, shareholders are notified. The final determination of the tax characteristics of Fund distributions will occur after the end of the year, at which time that determination will be reported to shareholders.

[7]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[8]	Asset Allocation as a percentage of the Fund’s net assets amounted to 154.2%.

[9]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

6

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited)

Senior Floating-Rate Loans — 47.6%(1)
Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.6%

Dynasty Acquisition Co., Inc.

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	553	$556,252

IAP Worldwide Services, Inc.

Revolving Loan, 1.44%, (3 mo. USD LIBOR + 5.50%), Maturing July 19, 2021(2)	172	167,939

Term Loan - Second Lien, 8.60%, (3 mo. USD LIBOR + 6.50%), Maturing July 18, 2020(3)	226	180,096

TransDigm, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023	5,558	5,554,535

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing August 22, 2024	1,381	1,378,152

Wesco Aircraft Hardware Corp.

Term Loan, 5.05%, (1 mo. USD LIBOR + 3.00%), Maturing November 30, 2020	978	977,500

WP CPP Holdings, LLC

Term Loan, 6.01%, (3 mo. USD LIBOR + 3.75%), Maturing April 30, 2025	669	671,067

		$9,485,541

Automotive — 1.3%

Adient US, LLC

Term Loan, 6.46%, (3 mo. USD LIBOR + 4.25%), Maturing May 6, 2024	723	$713,846

American Axle and Manufacturing, Inc.

Term Loan, 4.32%, (USD LIBOR + 2.25%), Maturing April 6, 2024(4)	2,880	2,827,943

Belron Finance US, LLC

Term Loan, 4.46%, (3 mo. USD LIBOR + 2.25%), Maturing November 7, 2024	590	592,064

Bright Bidco B.V.

Term Loan, 5.58%, (USD LIBOR + 3.50%), Maturing June 30, 2024(4)	1,761	845,286

Chassix, Inc.

Term Loan, 7.88%, (USD LIBOR + 5.50%), Maturing November 15, 2023(4)	1,474	1,422,169

Dayco Products, LLC

Term Loan, 6.37%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023	1,173	1,064,498

Garrett LX III S.a.r.l.

Term Loan, 4.60%, (3 mo. USD LIBOR + 2.50%), Maturing September 27, 2025	297	295,144

Goodyear Tire & Rubber Company (The)

Term Loan - Second Lien, 4.06%, (1 mo. USD LIBOR + 2.00%), Maturing March 7, 2025	2,258	2,227,986

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

IAA, Inc.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.25%), Maturing May 22, 2026		591	$596,156

L&W, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.00%), Maturing May 22, 2025		839	814,194

Panther BF Aggregator 2 L.P.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026		3,700	3,679,957

Tenneco, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		3,747	3,530,084

Thor Industries, Inc.

Term Loan, 5.88%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026		1,148	1,122,457

TI Group Automotive Systems, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2022	EUR	912	991,550

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022		1,065	1,059,941

			$21,783,275

Beverage and Tobacco — 0.3%

Arterra Wines Canada, Inc.

Term Loan, 4.91%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		2,898	$2,899,615

Flavors Holdings, Inc.

Term Loan, 7.85%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020		760	702,769

Term Loan - Second Lien, 12.10%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		1,000	825,000

			$4,427,384

Brokerage / Securities Dealers / Investment Houses — 0.0%(5)

Blackstone Mortgage Trust, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing April 23, 2026		399	$401,240

OZ Management L.P.

Term Loan, 6.81%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023		140	140,000

			$541,240

Building and Development — 1.7%

Advanced Drainage Systems, Inc.

Term Loan, Maturing September 19, 2026(6)		325	$326,828

7	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development (continued)

American Builders & Contractors Supply Co., Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2023	2,974	$2,975,793

APi Group DE, Inc.

Term Loan, Maturing September 25, 2026(6)	1,525	1,532,625

Beacon Roofing Supply, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	640	639,631

Brookfield Property REIT, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	1,015	1,001,341

Core & Main L.P.

Term Loan, 4.86%, (USD LIBOR + 2.75%), Maturing August 1, 2024(4)	1,184	1,178,301

CPG International, Inc.

Term Loan, 5.93%, (3 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	1,699	1,696,466

DTZ U.S. Borrower, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing August 21, 2025	5,841	5,866,525

Henry Company, LLC

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.00%), Maturing October 5, 2023	2,310	2,314,499

NCI Building Systems, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	792	776,471

Quikrete Holdings, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	3,005	2,995,730

RE/MAX International, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	2,222	2,216,511

Realogy Group, LLC

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.25%), Maturing February 8, 2025	905	863,058

Summit Materials Companies I, LLC

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024	688	689,899

Werner FinCo L.P.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024	1,030	1,006,508

WireCo WorldGroup, Inc.

Term Loan, 7.04%, (1 mo. USD LIBOR + 5.00%), Maturing September 30, 2023	679	666,269

Term Loan - Second Lien, 11.04%, (1 mo. USD LIBOR + 9.00%), Maturing September 30, 2024	1,425	1,410,750

		$28,157,205

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 4.0%

Acosta Holdco, Inc.

Term Loan, 7.25%, (USD Prime + 2.25%), Maturing September 26, 2021		1,541	$494,684

Adtalem Global Education, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		420	421,392

AlixPartners, LLP

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing April 4, 2024	EUR	771	844,340

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024		2,490	2,495,700

Allied Universal Holdco, LLC

Term Loan, 2.13%, Maturing July 10, 2026(2)		137	137,759

Term Loan, 6.51%, (6 mo. USD LIBOR + 4.25%), Maturing July 10, 2026		1,388	1,391,370

Altran Technologies S.A.

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 20, 2025	EUR	1,541	1,689,072

AppLovin Corporation

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025		2,284	2,286,394

ASGN Incorporated

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing April 2, 2025		503	504,793

Belfor Holdings, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026		549	552,054

Bracket Intermediate Holding Corp.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.25%), Maturing September 5, 2025		941	938,737

Brand Energy & Infrastructure Services, Inc.

Term Loan, 6.51%, (USD LIBOR + 4.25%), Maturing June 21, 2024(4)		587	574,037

Camelot UK Holdco Limited

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing October 3, 2023		1,298	1,307,286

Ceridian HCM Holding, Inc.

Term Loan, 5.05%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025		1,535	1,540,494

Change Healthcare Holdings, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing March 1, 2024		6,049	6,027,332

CM Acquisition Co.

Term Loan, 12.10%, (3 mo. USD LIBOR + 10.00%), Maturing July 26, 2023		364	368,071

Cypress Intermediate Holdings III, Inc.

Term Loan, 4.80%, (1 mo. USD LIBOR + 2.75%), Maturing April 26, 2024		1,417	1,413,832

8	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

EAB Global, Inc.

Term Loan, 6.38%, (6 mo. USD LIBOR + 3.75%), Maturing November 15, 2024		1,404	$1,389,589

EIG Investors Corp.

Term Loan, 5.88%, (3 mo. USD LIBOR + 3.75%), Maturing February 9, 2023		3,307	3,245,998

Element Materials Technology Group US Holdings, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing June 28, 2024		418	418,432

Garda World Security Corporation

Term Loan, 5.64%, (3 mo. USD LIBOR + 3.50%), Maturing May 24, 2024		2,156	2,159,275

Term Loan, 6.20%, (CIDOR + 4.25%), Maturing May 24, 2024	CAD	1,002	755,320

IG Investment Holdings, LLC

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025		2,917	2,908,732

IRI Holdings, Inc.

Term Loan, 6.62%, (3 mo. USD LIBOR + 4.50%), Maturing December 1, 2025		1,613	1,553,675

Iron Mountain, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026		911	904,861

J.D. Power and Associates

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing September 7, 2023		1,166	1,169,311

KAR Auction Services, Inc.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.25%), Maturing September 19, 2026		650	655,078

Kronos Incorporated

Term Loan, 5.25%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023		6,835	6,856,168

KUEHG Corp.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025		2,301	2,301,091

Term Loan - Second Lien, 10.35%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025		425	425,266

Monitronics International, Inc.

Term Loan, 8.60%, (3 mo. USD LIBOR + 6.50%), Maturing March 29, 2024		2,023	1,878,055

PGX Holdings, Inc.

Term Loan, 7.30%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020		1,471	1,324,084

Ping Identity Corporation

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing January 24, 2025		116	115,510

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Pre-Paid Legal Services, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025		494	$493,853

Prime Security Services Borrower, LLC

Term Loan, 5.21%, (1 week USD LIBOR + 3.25%), Maturing September 23, 2026		1,728	1,710,558

Prometric Holdings, Inc.

Term Loan, 5.05%, (1 mo. USD LIBOR + 3.00%), Maturing January 29, 2025		320	316,139

Red Ventures, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing November 8, 2024		1,546	1,554,615

SMG US Midco 2, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing January 23, 2025		246	245,480

Spin Holdco, Inc.

Term Loan, 5.57%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022		3,878	3,812,734

Techem Verwaltungsgesellschaft 675 mbH

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing July 31, 2025	EUR	1,651	1,818,933

Tempo Acquisition, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		978	981,654

Trans Union, LLC

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing April 10, 2023		241	242,274

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing June 19, 2025		444	446,551

Vestcom Parent Holdings, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		603	567,910

Vungle, Inc.

Term Loan, Maturing September 19, 2026(6)		725	718,656

WASH Multifamily Laundry Systems, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022		306	301,922

West Corporation

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing October 10, 2024		346	306,886

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.00%), Maturing October 10, 2024		1,204	1,075,182

Zephyr Bidco Limited

Term Loan, 5.21%, (1 mo. GBP LIBOR + 4.50%), Maturing July 23, 2025	GBP	775	926,339

			$66,567,478

9	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 2.1%

Charter Communications Operating, LLC

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2025		4,974	$5,008,856

CSC Holdings, LLC

Term Loan, 4.28%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		3,974	3,975,963

Term Loan, 4.28%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		1,070	1,070,628

Term Loan, 4.53%, (1 mo. USD LIBOR + 2.50%), Maturing January 25, 2026		1,358	1,361,625

MCC Iowa, LLC

Term Loan, 3.93%, (1 week USD LIBOR + 2.00%), Maturing January 15, 2025		1,079	1,087,533

Mediacom Illinois, LLC

Term Loan, 3.68%, (1 week USD LIBOR + 1.75%), Maturing February 15, 2024		621	623,868

Numericable Group S.A.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	513	558,223

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		2,102	2,056,440

Radiate Holdco, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024		2,130	2,124,663

Telenet Financing USD, LLC

Term Loan, 4.28%, (1 mo. USD LIBOR + 2.25%), Maturing August 15, 2026		2,725	2,730,676

Virgin Media Bristol, LLC

Term Loan, 4.53%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		8,050	8,061,318

Ziggo Secured Finance B.V.

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing April 15, 2025	EUR	2,625	2,881,505

Ziggo Secured Finance Partnership

Term Loan, 4.53%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		4,150	4,147,406

			$35,688,704

Chemicals and Plastics — 2.6%

Alpha 3 B.V.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		679	$671,417

Aruba Investments, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		361	359,496

Axalta Coating Systems US Holdings, Inc.

Term Loan, 3.85%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		2,816	2,821,800

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Emerald Performance Materials, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		637	$637,277

Ferro Corporation

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		341	341,736

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		348	349,165

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		488	488,565

Flint Group GmbH

Term Loan, 5.28%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		189	160,216

Flint Group US, LLC

Term Loan, 5.28%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		1,141	969,176

Gemini HDPE, LLC

Term Loan, 4.76%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		1,905	1,907,375

H.B. Fuller Company

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024		1,874	1,869,753

Hexion, Inc.

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing July 1, 2026	EUR	1,575	1,719,175

Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing July 1, 2026		773	773,063

INEOS Enterprises Holdings Limited

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), Maturing July 31, 2026	EUR	200	218,365

INEOS Enterprises Holdings US Finco, LLC

Term Loan, 6.12%, (3 mo. USD LIBOR + 4.00%), Maturing July 31, 2026		275	276,375

Ineos Finance PLC

Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 31, 2024	EUR	3,242	3,530,856

Ineos US Finance, LLC

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing March 31, 2024		1,572	1,561,192

Invictus U.S., LLC

Term Loan, 5.15%, (2 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		267	254,938

Kraton Polymers, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025		1,158	1,157,788

Messer Industries GmbH

Term Loan, 4.60%, (3 mo. USD LIBOR + 2.50%), Maturing March 1, 2026		1,617	1,615,022

10	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Minerals Technologies, Inc.

Term Loan, 4.31%, (USD LIBOR + 2.25%), Maturing February 14, 2024(4)		1,107	$1,111,825

Momentive Performance Materials, Inc.

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.25%), Maturing May 15, 2024		474	471,296

Orion Engineered Carbons GmbH

Term Loan, 2.25%, (3 mo. EURIBOR + 2.25%), Maturing July 25, 2024	EUR	970	1,063,818

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024		710	704,193

Platform Specialty Products Corporation

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing January 30, 2026		670	673,078

PMHC II, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing March 31, 2025		394	319,140

Polar US Borrower, LLC

Term Loan, 7.06%, (3 mo. USD LIBOR + 4.75%), Maturing October 15, 2025		818	796,570

PQ Corporation

Term Loan, 4.76%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025		1,943	1,948,891

Pregis TopCo Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 4.00%), Maturing July 31, 2026		650	649,188

Spectrum Holdings III Corp.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025		359	317,308

Starfruit Finco B.V.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		3,035	2,978,795

Tata Chemicals North America, Inc.

Term Loan, 4.88%, (3 mo. USD LIBOR + 2.75%), Maturing August 7, 2020		1,019	1,020,488

Trinseo Materials Operating S.C.A.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing September 6, 2024		2,785	2,773,409

Tronox Finance, LLC

Term Loan, 4.82%, (USD LIBOR + 2.75%), Maturing September 23, 2024(4)		3,368	3,371,412

Univar, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		2,376	2,386,181

Venator Materials Corporation

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024		417	410,253

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Versum Materials, Inc.

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing September 29, 2023		703	$704,715

			$43,383,310

Conglomerates — 0.0%(5)

Penn Engineering & Manufacturing Corp.

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		245	$241,772

			$241,772

Containers and Glass Products — 1.5%

Berlin Packaging, LLC

Term Loan, 5.10%, (USD LIBOR + 3.00%), Maturing November 7, 2025(4)		247	$242,973

Berry Global, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.25%), Maturing October 1, 2022		961	966,096

Term Loan, 2.50%, (1 mo. EURIBOR + 2.50%), Maturing July 1, 2026	EUR	299	329,735

Term Loan, 4.55%, (1 mo. USD LIBOR + 2.50%), Maturing July 1, 2026		998	1,003,451

BWAY Holding Company

Term Loan, 5.59%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024		2,577	2,528,162

Consolidated Container Company, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		441	439,458

Flex Acquisition Company, Inc.

Term Loan, 5.32%, (3 mo. USD LIBOR + 3.00%), Maturing December 29, 2023		2,198	2,117,838

Term Loan, 5.57%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025		1,517	1,463,619

Libbey Glass, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021		972	755,678

Pelican Products, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025		642	617,002

Reynolds Group Holdings, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		9,839	9,865,783

Ring Container Technologies Group, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024		901	894,983

11	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)

Trident TPI Holdings, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024		836	$809,524

Verallia Packaging S.A.S.

Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing October 29, 2022	EUR	1,575	1,719,125

Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing August 1, 2025	EUR	1,500	1,637,651

			$25,391,078

Cosmetics / Toiletries — 0.1%

KIK Custom Products, Inc.

Term Loan, 6.26%, (3 mo. USD LIBOR + 4.00%), Maturing May 15, 2023		2,115	$2,010,294

			$2,010,294

Drugs — 1.8%

Akorn, Inc.

Term Loan, 9.06%, (8.31% cash (1 mo. USD LIBOR + 6.25%), 0.75% PIK), Maturing April 16, 2021		1,138	$1,052,202

Alkermes, Inc.

Term Loan, 4.41%, (3 mo. USD LIBOR + 2.25%), Maturing March 23, 2023		1,121	1,122,399

Amneal Pharmaceuticals, LLC

Term Loan, 5.56%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025		3,702	3,180,858

Arbor Pharmaceuticals, Inc.

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing July 5, 2023		2,293	2,115,754

Bausch Health Companies, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025		5,603	5,631,568

Catalent Pharma Solutions, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing May 18, 2026		846	849,626

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 6.31%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024		5,303	4,836,279

Horizon Pharma, Inc.

Term Loan, 4.63%, (1 mo. USD LIBOR + 2.50%), Maturing May 22, 2026		654	657,195

Jaguar Holding Company II

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2022		6,330	6,343,261

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)

Mallinckrodt International Finance S.A.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024		3,695	$2,825,444

Term Loan, 5.18%, (3 mo. USD LIBOR + 3.00%), Maturing February 24, 2025		2,118	1,597,626

			$30,212,212

Ecological Services and Equipment — 0.4%

Advanced Disposal Services, Inc.

Term Loan, 4.20%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023		2,340	$2,348,691

EnergySolutions, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025		1,284	1,193,888

GFL Environmental, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing May 30, 2025		2,544	2,524,440

Patriot Container Corp.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing March 20, 2025		148	147,011

US Ecology, Inc.

Term Loan, Maturing August 14, 2026(6)		275	276,977

			$6,491,007

Electronics / Electrical — 5.9%

Almonde, Inc.

Term Loan, 5.70%, (6 mo. USD LIBOR + 3.50%), Maturing June 13, 2024		2,793	$2,722,811

Applied Systems, Inc.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing September 19, 2024		3,093	3,093,159

Aptean, Inc.

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing April 23, 2026		547	545,882

Term Loan - Second Lien, 10.60%, (3 mo. USD LIBOR + 8.50%), Maturing April 23, 2027		1,450	1,435,500

Avast Software B.V.

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing September 30, 2023		831	836,993

Banff Merger Sub, Inc.

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	298	326,480

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		3,002	2,896,058

Barracuda Networks, Inc.

Term Loan, 5.40%, (3 mo. USD LIBOR + 3.25%), Maturing February 12, 2025		967	969,158

12	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Blackhawk Network Holdings, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing June 15, 2025	839	$837,976

Canyon Valor Companies, Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing June 16, 2023	1,703	1,703,096

Carbonite, Inc.

Term Loan, 6.01%, (3 mo. USD LIBOR + 3.75%), Maturing March 26, 2026	441	441,920

Celestica, Inc.

Term Loan, 4.55%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025	372	367,070

Cohu, Inc.

Term Loan, 5.20%, (6 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	817	775,912

CommScope, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026	1,825	1,821,943

CPI International, Inc.

Term Loan, 5.55%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024	711	699,251

Datto, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.25%), Maturing April 2, 2026	374	377,959

DigiCert, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.00%), Maturing October 31, 2024	1,185	1,186,636

ECI Macola/Max Holding, LLC

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024	837	835,193

Electro Rent Corporation

Term Loan, 7.28%, (3 mo. USD LIBOR + 5.00%), Maturing January 31, 2024	1,434	1,441,610

Energizer Holdings, Inc.

Term Loan, 4.38%, (1 mo. USD LIBOR + 2.25%), Maturing December 17, 2025	565	565,990

Epicor Software Corporation

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022	221	221,224

EXC Holdings III Corp.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024	516	517,734

Financial & Risk US Holdings, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing October 1, 2025	1,216	1,223,887

Flexera Software, LLC

Term Loan, 5.55%, (1 mo. USD LIBOR + 3.50%), Maturing February 26, 2025	271	271,840

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

GlobalLogic Holdings, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing August 1, 2025		455	$457,055

Go Daddy Operating Company, LLC

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing February 15, 2024		4,693	4,706,548

Hyland Software, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2024		5,598	5,604,692

Infoblox, Inc.

Term Loan, 6.54%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		1,004	1,009,985

Infor (US), Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing February 1, 2022		8,887	8,907,841

Informatica, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 5, 2022	EUR	344	376,959

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022		3,665	3,684,097

MA FinanceCo., LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021		4,336	4,338,531

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		533	528,028

MACOM Technology Solutions Holdings, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		1,470	1,340,965

Microchip Technology Incorporated

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.00%), Maturing May 29, 2025		1,567	1,576,358

Mirion Technologies, Inc.

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing March 6, 2026		398	399,928

MKS Instruments, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 1.75%), Maturing February 2, 2026		353	354,381

MTS Systems Corporation

Term Loan, 5.31%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023		604	605,666

NCR Corporation

Term Loan, 0.50%, Maturing August 8, 2026(2)		507	507,933

Term Loan, 4.55%, (1 mo. USD LIBOR + 2.50%), Maturing August 8, 2026		443	444,442

Renaissance Holding Corp.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025		1,284	1,263,424

13	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Renaissance Holding Corp. (continued)

Term Loan - Second Lien, 9.04%, (1 mo. USD LIBOR + 7.00%), Maturing May 29, 2026	200	$193,167

Seattle Spinco, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	3,602	3,564,400

SGS Cayman L.P.

Term Loan, 7.48%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	251	249,147

SkillSoft Corporation

Term Loan, 6.95%, (6 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	4,992	4,039,571

SolarWinds Holdings, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	1,179	1,181,784

Solera, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	859	856,460

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	1,255	1,261,733

SS&C Technologies, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	1,900	1,910,202

SurveyMonkey, Inc.

Term Loan, 5.68%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	726	720,555

Sutherland Global Services, Inc.

Term Loan, 7.48%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	1,079	1,070,323

Switch, Ltd.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing June 27, 2024	269	269,821

Tibco Software, Inc.

Term Loan, 6.07%, (1 mo. USD LIBOR + 4.00%), Maturing June 30, 2026	1,312	1,316,119

TriTech Software Systems

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	893	839,655

TTM Technologies, Inc.

Term Loan, 4.60%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	297	298,148

Uber Technologies

Term Loan, 5.55%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	3,541	3,519,476

Term Loan, 6.03%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025	3,061	3,050,725

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Ultimate Software Group, Inc. (The)

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	1,725	$1,735,997

Ultra Clean Holdings, Inc.

Term Loan, 6.54%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	858	841,225

Verifone Systems, Inc.

Term Loan, 6.14%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	1,267	1,214,553

Veritas Bermuda, Ltd.

Term Loan, 6.55%, (USD LIBOR + 4.50%), Maturing January 27, 2023(4)	2,672	2,530,592

Vero Parent, Inc.

Term Loan, 6.54%, (1 mo. USD LIBOR + 4.50%), Maturing August 16, 2024	2,597	2,587,525

Wall Street Systems Delaware, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing November 21, 2024	749	746,740

Western Digital Corporation

Term Loan, 3.86%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023	2,198	2,197,043

		$98,417,076

Equipment Leasing — 0.5%

Avolon TLB Borrower 1 (US), LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 1.75%), Maturing January 15, 2025	1,169	$1,175,383

Delos Finance S.a.r.l.

Term Loan, 3.85%, (3 mo. USD LIBOR + 1.75%), Maturing October 6, 2023	2,729	2,741,961

Flying Fortress, Inc.

Term Loan, 3.85%, (3 mo. USD LIBOR + 1.75%), Maturing October 30, 2022	3,455	3,469,720

IBC Capital Limited

Term Loan, 5.90%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023	616	612,804

		$7,999,868

Financial Intermediaries — 1.7%

Apollo Commercial Real Estate Finance, Inc.

Term Loan, 4.78%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2026	449	$448,303

Aretec Group, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025	1,390	1,344,762

14	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Citco Funding, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		3,975	$3,977,884

Claros Mortgage Trust, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing August 10, 2026		800	800,980

Clipper Acquisitions Corp.

Term Loan, 3.82%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024		1,253	1,252,687

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(7)		4,058	1,639,379

Donnelley Financial Solutions, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing October 2, 2023		440	440,729

EIG Management Company, LLC

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing February 22, 2025		271	271,891

Evergood 4 ApS

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing February 6, 2025	EUR	750	818,612

FinCo. I, LLC

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2022		955	959,343

Focus Financial Partners, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing July 3, 2024		3,023	3,039,914

Franklin Square Holdings L.P.

Term Loan, 4.56%, (1 mo. USD LIBOR + 2.50%), Maturing August 1, 2025		545	547,223

Greenhill & Co., Inc.

Term Loan, 5.28%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024		1,194	1,186,910

GreenSky Holdings, LLC

Term Loan, 5.31%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025		1,527	1,524,842

Guggenheim Partners, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023		2,723	2,694,034

Harbourvest Partners, LLC

Term Loan, 4.28%, (1 mo. USD LIBOR + 2.25%), Maturing March 1, 2025		1,110	1,114,630

LPL Holdings, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.25%), Maturing September 23, 2024		1,564	1,574,343

Ocwen Loan Servicing, LLC

Term Loan, 7.04%, (1 mo. USD LIBOR + 5.00%), Maturing December 4, 2020		310	306,165

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Starwood Property Trust, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing July 27, 2026		525	$526,956

StepStone Group L.P.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.00%), Maturing March 27, 2025		640	641,851

Victory Capital Holdings, Inc.

Term Loan, 5.57%, (3 mo. USD LIBOR + 3.25%), Maturing July 1, 2026		1,367	1,374,857

Virtus Investment Partners, Inc.

Term Loan, 4.34%, (1 mo. USD LIBOR + 2.25%), Maturing June 1, 2024		638	641,018

Walker & Dunlop, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing November 7, 2025		868	871,965

			$27,999,278

Food Products — 1.4%

Alphabet Holding Company, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		2,622	$2,433,900

B&G Foods, Inc.

Term Loan, Maturing September 17, 2026(6)		275	276,547

Badger Buyer Corp.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024		392	337,120

CHG PPC Parent, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025		494	494,367

Del Monte Foods, Inc.

Term Loan, 5.40%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021		3,739	2,822,939

Dole Food Company, Inc.

Term Loan, 4.80%, (1 mo. USD LIBOR + 2.75%), Maturing April 6, 2024		1,888	1,866,502

Froneri International PLC

Term Loan, 2.63%, (1 mo. EURIBOR + 2.63%), Maturing January 31, 2025	EUR	3,075	3,379,667

Hearthside Food Solutions, LLC

Term Loan, 5.73%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025		765	721,945

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025		471	449,044

High Liner Foods Incorporated

Term Loan, 5.51%, (USD LIBOR + 3.25%), Maturing April 24, 2021(4)		964	961,595

15	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)

HLF Financing S.a.r.l.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2025		1,089	$1,092,208

Jacobs Douwe Egberts International B.V.

Term Loan, 2.50%, (2 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing November 1, 2025	EUR	421	463,963

Term Loan, 4.13%, (1 mo. USD LIBOR + 2.00%), Maturing November 1, 2025		1,787	1,794,433

JBS USA Lux S.A.

Term Loan, 4.55%, (1 mo. USD LIBOR + 2.50%), Maturing May 1, 2026		4,751	4,780,325

Nomad Foods Europe Midco Limited

Term Loan, 4.28%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		1,305	1,306,492

Post Holdings, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024		1,116	1,120,498

			$24,301,545

Food Service — 0.9%

1011778 B.C. Unlimited Liability Company

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing February 16, 2024		7,202	$7,233,860

Aramark Services, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025		933	936,160

Dhanani Group, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing July 20, 2025		542	498,757

IRB Holding Corp.

Term Loan, 5.55%, (3 mo. USD LIBOR + 3.25%), Maturing February 5, 2025		2,000	1,993,527

KFC Holding Co.

Term Loan, 3.79%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025		1,164	1,166,600

NPC International, Inc.

Term Loan, 5.54%, (USD LIBOR + 3.50%), Maturing April 19, 2024(4)		978	634,153

Restaurant Technologies, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		223	223,731

US Foods, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2023		862	865,500

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.00%), Maturing September 13, 2026		1,725	1,734,029

			$15,286,317

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 0.3%

Albertsons, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing November 17, 2025	1,998	$2,012,350

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing August 17, 2026	2,318	2,335,121

Diplomat Pharmacy, Inc.

Term Loan, 6.55%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024	498	467,700

		$4,815,171

Forest Products — 0.0%(5)

Clearwater Paper Corporation

Term Loan, 5.31%, (1 mo. USD LIBOR + 3.25%), Maturing July 26, 2026	350	$352,187

		$352,187

Health Care — 4.1%

Acadia Healthcare Company, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing February 11, 2022	279	$279,757

ADMI Corp.

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing April 30, 2025	1,827	1,812,032

Alliance Healthcare Services, Inc.

Term Loan, 6.54%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023	837	794,883

Term Loan - Second Lien, 12.04%, (1 mo. USD LIBOR + 10.00%), Maturing April 24, 2024	525	521,063

athenahealth, Inc.

Term Loan, 6.68%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026	1,965	1,957,347

Athletico Management, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025	571	572,114

Avantor, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing November 21, 2024	1,283	1,293,778

BioClinica, Inc.

Term Loan, 6.44%, (2 mo. USD LIBOR + 4.25%), Maturing October 20, 2023	778	749,798

BW NHHC Holdco, Inc.

Term Loan, 7.05%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025	1,062	907,636

Carestream Dental Equipment, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing September 1, 2024	417	406,348

16	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

CHG Healthcare Services, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023		3,719	$3,718,324

Concentra, Inc.

Term Loan, 4.54%, (3 mo. USD LIBOR + 2.50%), Maturing June 1, 2022		994	998,984

Convatec, Inc.

Term Loan, 4.18%, (1 week USD LIBOR + 2.25%), Maturing October 31, 2023		683	685,059

CPI Holdco, LLC

Term Loan, 5.54%, (3 mo. USD LIBOR + 3.50%), Maturing March 21, 2024		904	903,729

CryoLife, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2024		540	543,752

CTC AcquiCo GmbH

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing March 7, 2025	EUR	903	980,276

DaVita, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing August 12, 2026		925	931,231

Ensemble RCM, LLC

Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026		525	526,312

Envision Healthcare Corporation

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		4,814	3,939,148

Gentiva Health Services, Inc.

Term Loan, 5.81%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025		2,528	2,545,064

GHX Ultimate Parent Corporation

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024		956	949,559

Greatbatch Ltd.

Term Loan, 5.05%, (1 mo. USD LIBOR + 3.00%), Maturing October 27, 2022		1,184	1,191,444

Grifols Worldwide Operations USA, Inc.

Term Loan, 4.20%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025		3,924	3,948,290

Hanger, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025		1,133	1,137,351

Inovalon Holdings, Inc.

Term Loan, 5.56%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025		1,287	1,296,049

IQVIA, Inc.

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024		1,503	1,510,532

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

IQVIA, Inc. (continued)

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025	1,495	$1,501,506

Kinetic Concepts, Inc.

Term Loan, 7.25%, (USD Prime + 2.25%), Maturing February 2, 2024	3,128	3,139,242

Medical Solutions, LLC

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing June 9, 2024	810	804,086

MPH Acquisition Holdings, LLC

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	2,323	2,217,892

National Mentor Holdings, Inc.

Term Loan, 6.30%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	28	27,870

Term Loan, 6.30%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	445	446,469

Navicure, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing November 1, 2024	836	836,511

Term Loan, Maturing September 18, 2026(6)	1,000	1,000,312

One Call Corporation

Term Loan, 7.41%, (3 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	1,500	1,215,352

Ortho-Clinical Diagnostics S.A.

Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	3,912	3,794,252

Parexel International Corporation

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	2,583	2,460,505

Phoenix Guarantor, Inc.

Term Loan, 6.57%, (1 mo. USD LIBOR + 4.50%), Maturing March 5, 2026	1,945	1,951,812

Radiology Partners Holdings, LLC

Term Loan, 7.22%, (USD LIBOR + 4.75%), Maturing July 9, 2025(4)	621	614,018

RadNet, Inc.

Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing June 30, 2023	1,878	1,859,496

Select Medical Corporation

Term Loan, 4.58%, (USD LIBOR + 2.50%), Maturing March 6, 2025(4)	2,447	2,450,953

Sotera Health Holdings, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	988	977,615

Sound Inpatient Physicians

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2025	494	491,590

17	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

Surgery Center Holdings, Inc.

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	1,078	$1,056,440

Team Health Holdings, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024	2,364	1,958,490

Tecomet, Inc.

Term Loan, 5.28%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2024	880	876,268

U.S. Anesthesia Partners, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024	1,693	1,658,355

Verscend Holding Corp.

Term Loan, 6.54%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	1,584	1,591,591

Viant Medical Holdings, Inc.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	495	463,444

Wink Holdco, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024	491	484,035

		$68,977,964

Home Furnishings — 0.2%

Serta Simmons Bedding, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing November 8, 2023	5,192	$3,214,638

		$3,214,638

Industrial Equipment — 2.5%

AI Alpine AT Bidco GmbH

Term Loan, 4.80%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2025	223	$218,567

Altra Industrial Motion Corp.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025	734	734,781

Apex Tool Group, LLC

Term Loan, 7.54%, (1 mo. USD LIBOR + 5.50%), Maturing August 1, 2024	2,511	2,444,864

Carlisle Foodservice Products, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing March 20, 2025	271	259,395

Clark Equipment Company

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing May 18, 2024	1,335	1,340,072

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

CPM Holdings, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing November 15, 2025		323	$317,926

Delachaux Group S.A.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing March 28, 2026	EUR	375	411,733

Term Loan, 6.82%, (3 mo. USD LIBOR + 4.50%), Maturing March 28, 2026		475	473,516

DexKo Global, Inc.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	323	346,725

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	806	866,817

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing July 24, 2024		929	919,529

DXP Enterprises, Inc.

Term Loan, 6.79%, (1 mo. USD LIBOR + 4.75%), Maturing August 29, 2023		564	568,431

Dynacast International, LLC

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		1,446	1,391,671

Engineered Machinery Holdings, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024		1,597	1,569,953

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing July 19, 2024		323	322,159

EWT Holdings III Corp.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024		2,268	2,279,405

Filtration Group Corporation

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	394	433,735

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		1,659	1,664,693

Gardner Denver, Inc.

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing July 30, 2024	EUR	448	492,313

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		1,046	1,050,632

Gates Global, LLC

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	975	1,052,847

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		4,959	4,896,618

Hayward Industries, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		490	475,147

18	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

LTI Holdings, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		470	$446,150

Term Loan, 6.79%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026		200	195,500

Milacron, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		2,727	2,730,743

Pro Mach Group, Inc.

Term Loan, 4.81%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2025		246	240,155

Quimper AB

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	87	94,775

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	1,788	1,957,398

Rexnord, LLC

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing August 21, 2024		3,105	3,126,595

Robertshaw US Holding Corp.

Term Loan, 5.31%, (1 mo. USD LIBOR + 3.25%), Maturing February 28, 2025		1,034	948,924

Shape Technologies Group, Inc.

Term Loan, 5.26%, (3 mo. USD LIBOR + 3.00%), Maturing April 21, 2025		247	227,125

Tank Holding Corp.

Term Loan, 6.52%, (USD LIBOR + 4.00%), Maturing March 26, 2026(4)		500	501,666

Thermon Industries, Inc.

Term Loan, 5.85%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2024		312	313,181

Titan Acquisition Limited

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		3,127	3,002,280

Welbilt, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		1,767	1,767,961

Wittur GmbH

Term Loan, 5.00%, (3 mo. EURIBOR + 4.00%, Floor 1.00%), Maturing March 31, 2022	EUR	1,100	1,202,192

			$41,286,174

Insurance — 1.8%

Alliant Holdings Intermediate, LLC

Term Loan, 5.05%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025		2,743	$2,698,844

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance (continued)

Alliant Holdings Intermediate, LLC (continued)

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025		474	$470,999

AmWINS Group, Inc.

Term Loan, 4.80%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024		3,893	3,899,105

Asurion, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		4,688	4,707,147

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		2,685	2,697,754

Term Loan - Second Lien, 8.54%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		2,750	2,796,978

Financiere CEP S.A.S.

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing January 16, 2025	EUR	550	603,470

FrontDoor, Inc.

Term Loan, 4.56%, (1 mo. USD LIBOR + 2.50%), Maturing August 16, 2025		470	473,177

Hub International Limited

Term Loan, 5.27%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		5,135	5,085,252

NFP Corp.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024		2,668	2,626,070

Sedgwick Claims Management Services, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing December 31, 2025		1,265	1,247,405

USI, Inc.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		3,185	3,134,572

			$30,440,773

Leisure Goods / Activities / Movies — 2.5%

AMC Entertainment Holdings, Inc.

Term Loan, 5.23%, (6 mo. USD LIBOR + 3.00%), Maturing April 22, 2026		1,866	$1,876,119

Amer Sports Oyj

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing March 30, 2026	EUR	3,550	3,880,812

Ancestry.com Operations, Inc.

Term Loan, 6.30%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026		4,289	4,266,015

BidFair MergeRight, Inc.

Term Loan, Maturing January 23, 2027(6)		700	693,875

19	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Bombardier Recreational Products, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025		5,315	$5,313,496

ClubCorp Holdings, Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		1,959	1,751,421

Crown Finance US, Inc.

Term Loan, 2.38%, (1 mo. EURIBOR + 2.38%), Maturing February 28, 2025	EUR	293	320,402

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing February 28, 2025		1,783	1,773,465

Term Loan, Maturing September 20, 2026(6)		1,525	1,521,569

Delta 2 (LUX) S.a.r.l.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024		725	717,804

Emerald Expositions Holding, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		1,201	1,171,150

Etraveli Holding AB

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 2, 2024	EUR	950	1,044,513

Lindblad Expeditions, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		468	469,298

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		1,870	1,877,192

Live Nation Entertainment, Inc.

Term Loan, 3.69%, (1 week USD LIBOR + 1.75%), Maturing October 31, 2023		3,700	3,719,814

Match Group, Inc.

Term Loan, 4.66%, (2 mo. USD LIBOR + 2.50%), Maturing November 16, 2022		974	978,868

NASCAR Holdings, Inc.

Term Loan, Maturing July 27, 2026(6)		775	781,478

Sabre GLBL, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024		1,129	1,134,865

SeaWorld Parks & Entertainment, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2024		2,208	2,209,385

SRAM, LLC

Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024		1,235	1,239,325

Steinway Musical Instruments, Inc.

Term Loan, 5.78%, (1 mo. USD LIBOR + 3.75%), Maturing February 14, 2025		911	905,430

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Travel Leaders Group, LLC

Term Loan, 6.05%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		963	$964,016

UFC Holdings, LLC

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.25%), Maturing April 29, 2026		3,149	3,164,390

Vue International Bidco PLC

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing June 14, 2026	EUR	657	723,132

Term Loan, Maturing June 18, 2026(6)	EUR	118	130,027

			$42,627,861

Lodging and Casinos — 1.9%

Aimbridge Acquisition Co., Inc.

Term Loan, 5.82%, (1 mo. USD LIBOR + 3.75%), Maturing February 2, 2026		274	$273,625

Aristocrat Technologies, Inc.

Term Loan, 4.03%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		1,089	1,094,383

Azelis Finance S.A.

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), Maturing November 7, 2025	EUR	1,925	2,113,891

Boyd Gaming Corporation

Term Loan, 4.17%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		1,004	1,008,681

CityCenter Holdings, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024		2,790	2,799,901

Eldorado Resorts, LLC

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.25%), Maturing April 17, 2024		871	871,272

ESH Hospitality, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing September 18, 2026		1,209	1,215,609

Four Seasons Hotels Limited

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023		1,070	1,076,054

Golden Nugget, Inc.

Term Loan, 4.80%, (1 mo. USD LIBOR + 2.75%), Maturing October 4, 2023		3,585	3,583,341

GVC Holdings PLC

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing March 29, 2024	EUR	1,850	2,032,791

Term Loan, 4.45%, (6 mo. USD LIBOR + 2.25%), Maturing March 29, 2024		1,157	1,160,630

20	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Hanjin International Corp.

Term Loan, 4.55%, (1 mo. USD LIBOR + 2.50%), Maturing October 18, 2020		550	$551,375

MGM Growth Properties Operating Partnership L.P.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing March 21, 2025		2,268	2,275,900

Playa Resorts Holding B.V.

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024		2,669	2,602,256

Stars Group Holdings B.V. (The)

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	975	1,076,206

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		3,825	3,845,281

VICI Properties 1, LLC

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024		2,315	2,323,775

Wyndham Hotels & Resorts, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 1.75%), Maturing May 30, 2025		1,361	1,369,475

			$31,274,446

Nonferrous Metals / Minerals — 0.2%

CD&R Hydra Buyer, Inc.

Term Loan, 7.50%, (0.00% cash, 7.50% PIK), Maturing August 15, 2021(3)(8)		151	$122,172

Murray Energy Corporation

Term Loan, 9.35%, (3 mo. USD LIBOR + 7.25%), Maturing October 17, 2022		2,267	901,249

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2020(7)		452	27,110

Oxbow Carbon, LLC

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023		639	638,750

Rain Carbon GmbH

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing January 16, 2025	EUR	1,025	1,063,201

			$2,752,482

Oil and Gas — 0.9%

Ameriforge Group, Inc.

Term Loan, 9.10%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022		739	$739,177

Apergy Corporation

Term Loan, 4.56%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025		267	267,341

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Blackstone CQP Holdco L.P.

Term Loan, 5.66%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	1,022	$1,028,668

Centurion Pipeline Company, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing September 29, 2025	273	273,620

CITGO Holding, Inc.

Term Loan, 9.04%, (1 mo. USD LIBOR + 7.00%), Maturing July 24, 2023	250	255,469

CITGO Petroleum Corporation

Term Loan, 6.60%, (3 mo. USD LIBOR + 4.50%), Maturing July 29, 2021	1,718	1,727,053

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing March 28, 2024	2,537	2,553,108

Delek US Holdings, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025	593	592,998

Fieldwood Energy, LLC

Term Loan, 7.51%, (3 mo. USD LIBOR + 5.25%), Maturing April 11, 2022	2,771	2,408,983

Matador Bidco S.a.r.l.

Term Loan, Maturing June 12, 2026(6)	575	577,276

McDermott Technology Americas, Inc.

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing May 9, 2025	1,305	834,554

Prairie ECI Acquiror L.P.

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	896	879,829

PSC Industrial Holdings Corp.

Term Loan, 5.78%, (1 mo. USD LIBOR + 3.75%), Maturing October 3, 2024	786	784,526

Sheridan Investment Partners II L.P.

DIP Loan, 5.51%, (1 mo. USD LIBOR + 7.00%), Maturing March 17, 2020(2)	107	106,977

Term Loan, 0.00%, Maturing December 16, 2020(7)	45	23,835

Term Loan, 0.00%, Maturing December 16, 2020(7)	122	63,911

Term Loan, 0.00%, Maturing December 16, 2020(7)	875	459,435

Sheridan Production Partners I, LLC

Term Loan, 5.56%, (1 mo. USD LIBOR + 3.50%), Maturing October 18, 2019	108	84,250

Term Loan, 5.56%, (1 mo. USD LIBOR + 3.50%), Maturing October 18, 2019	177	137,932

Term Loan, 5.56%, (1 mo. USD LIBOR + 3.50%), Maturing October 18, 2019	1,339	1,044,278

UGI Energy Services, LLC

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026	1,072	1,081,695

		$15,924,915

21	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing — 0.4%

Ascend Learning, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024	1,201	$1,197,686

Getty Images, Inc.

Term Loan, 6.56%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026	1,092	1,088,338

Harland Clarke Holdings Corp.

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023	362	286,094

Lamar Media Corporation

Term Loan, 3.81%, (1 mo. USD LIBOR + 1.75%), Maturing March 14, 2025	566	569,561

LSC Communications, Inc.

Term Loan, 7.45%, (1 week USD LIBOR + 5.50%), Maturing September 30, 2022	884	744,349

ProQuest, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing October 24, 2021	1,821	1,824,184

Tweddle Group, Inc.

Term Loan, 6.55%, (1 mo. USD LIBOR + 4.50%), Maturing September 17, 2023	657	609,380

		$6,319,592

Radio and Television — 1.2%

ALM Media Holdings, Inc.

Term Loan, 6.60%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020	502	$466,463

Cumulus Media New Holdings, Inc.

Term Loan, Maturing March 17, 2026(6)	475	476,880

Diamond Sports Group, LLC

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026	3,100	3,120,829

E.W. Scripps Company (The)

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing October 2, 2024	417	413,723

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing May 1, 2026	299	299,209

Entercom Media Corp.

Term Loan, 4.80%, (1 mo. USD LIBOR + 2.75%), Maturing November 18, 2024	1,149	1,151,751

Entravision Communications Corporation

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	956	931,775

Gray Television, Inc.

Term Loan, 4.58%, (3 mo. USD LIBOR + 2.25%), Maturing February 7, 2024	278	278,946

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Gray Television, Inc. (continued)

Term Loan, 4.83%, (3 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	744	$748,296

Hubbard Radio, LLC

Term Loan, 5.55%, (1 mo. USD LIBOR + 3.50%), Maturing March 28, 2025	840	840,087

iHeartCommunications, Inc.

Term Loan, 6.10%, (1 mo. USD LIBOR + 4.00%), Maturing May 1, 2026	618	622,393

Mission Broadcasting, Inc.

Term Loan, 4.35%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	36	35,574

Nexstar Broadcasting, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	178	178,580

Term Loan, 4.81%, (1 mo. USD LIBOR + 2.75%), Maturing September 18, 2026	525	528,227

Sinclair Television Group, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	491	493,746

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	650	653,860

Townsquare Media, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing April 1, 2022	2,276	2,278,672

Univision Communications, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	7,656	7,453,316

		$20,972,327

Retailers (Except Food and Drug) — 1.2%

Apro, LLC

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.00%), Maturing August 8, 2024	289	$288,861

Ascena Retail Group, Inc.

Term Loan, 6.56%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	3,226	1,816,339

Bass Pro Group, LLC

Term Loan, 7.04%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	1,519	1,466,072

BJ’s Wholesale Club, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing February 3, 2024	1,056	1,059,842

CDW, LLC

Term Loan, 3.80%, (1 mo. USD LIBOR + 1.75%), Maturing August 17, 2023	2,499	2,514,419

22	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

Coinamatic Canada, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	54	$52,875

David’s Bridal, Inc.

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing December 31, 2019	25	25,000

Term Loan, 9.61%, (3 mo. USD LIBOR + 7.50%), Maturing July 17, 2023	463	399,397

Term Loan, 10.11%, (3 mo. USD LIBOR + 8.00%), Maturing January 18, 2024	1,760	835,806

Global Appliance, Inc.

Term Loan, 6.05%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	1,045	1,042,852

Hoya Midco, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	2,097	2,071,623

J. Crew Group, Inc.

Term Loan, 5.10%, (USD LIBOR + 3.00%), Maturing March 5, 2021(3)(4)	3,721	2,910,988

LSF9 Atlantis Holdings, LLC

Term Loan, 8.04%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	1,085	1,014,767

PetSmart, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.00%), Maturing March 11, 2022	3,638	3,552,836

PFS Holding Corporation

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	2,219	865,267

Pier 1 Imports (U.S.), Inc.

Term Loan, 5.70%, (6 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	640	175,880

Radio Systems Corporation

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2024	464	459,089

		$20,551,913

Steel — 0.4%

Atkore International, Inc.

Term Loan, 4.86%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	394	$394,946

GrafTech Finance, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	2,781	2,712,946

Neenah Foundry Company

Term Loan, 8.62%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	768	745,167

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Steel (continued)

Phoenix Services International, LLC

Term Loan, 5.78%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025		887	$862,121

Zekelman Industries, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.25%), Maturing June 14, 2021		1,292	1,293,655

			$6,008,835

Surface Transport — 0.3%

1199169 B.C. Unlimited Liability Company

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026		297	$299,060

Agro Merchants NAI Holdings, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024		393	395,160

Hertz Corporation (The)

Term Loan, 4.80%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2023		1,208	1,209,321

Kenan Advantage Group, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022		129	123,350

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022		423	405,626

PODS, LLC

Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing December 6, 2024		662	661,228

Stena International S.a.r.l.

Term Loan, 5.11%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021		1,985	1,963,002

XPO Logistics, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025		650	653,972

			$5,710,719

Telecommunications — 1.9%

CenturyLink, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025		5,600	$5,569,331

Colorado Buyer, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		929	840,986

Digicel International Finance Limited

Term Loan, 5.34%, (6 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		858	746,028

eircom Holdings (Ireland) Limited

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing May 15, 2026	EUR	2,104	2,309,624

23	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Frontier Communications Corp.

Term Loan, 5.80%, (1 mo. USD LIBOR + 3.75%), Maturing June 15, 2024		2,102	$2,102,281

Gamma Infrastructure III B.V.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	1,700	1,842,493

Global Eagle Entertainment, Inc.

Term Loan, 9.71%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023		2,185	2,024,329

Intelsat Jackson Holdings S.A.

Term Loan, 6.55%, (1 mo. USD LIBOR + 4.50%), Maturing January 2, 2024		1,500	1,523,907

IPC Corp.

Term Loan, 6.76%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021		1,088	908,344

Level 3 Financing, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing February 22, 2024		700	702,042

Matterhorn Telecom S.A.

Term Loan, Maturing September 30, 2026(6)	EUR	475	522,742

Onvoy, LLC

Term Loan, 6.54%, (1 mo. USD LIBOR + 4.50%), Maturing February 10, 2024		829	698,222

Plantronics, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025		1,304	1,303,811

Sprint Communications, Inc.

Term Loan, 4.56%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024		4,022	3,997,744

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.00%), Maturing February 2, 2024		794	793,497

Syniverse Holdings, Inc.

Term Loan, 7.03%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023		1,059	998,320

Telesat Canada

Term Loan, 4.61%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023		5,429	5,452,116

			$32,335,817

Utilities — 1.0%

Brookfield WEC Holdings, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2025		2,357	$2,366,911

Calpine Construction Finance Company L.P.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025		2,757	2,762,926

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)

Calpine Corporation

Term Loan, 4.61%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	3,615	$3,632,635

Term Loan, 4.86%, (3 mo. USD LIBOR + 2.75%), Maturing April 5, 2026	923	926,916

Granite Acquisition, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	141	142,012

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	3,115	3,127,861

Lightstone Holdco, LLC

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	59	56,585

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	1,045	1,003,255

Longview Power, LLC

Term Loan, 8.26%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021	335	269,217

Pike Corporation

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.25%), Maturing July 19, 2026	513	515,728

Talen Energy Supply, LLC

Term Loan, 5.79%, (1 mo. USD LIBOR + 3.75%), Maturing July 8, 2026	775	774,012

USIC Holdings, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.25%), Maturing December 8, 2023	197	195,829

Vistra Operations Company, LLC

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2025	1,043	1,047,676

		$16,821,563

Total Senior Floating-Rate Loans (identified cost $827,486,001)		$798,771,961

Corporate Bonds & Notes — 48.3%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.5%

Bombardier, Inc.

6.00%, 10/15/22(9)	4,999	$5,017,746

6.125%, 1/15/23(9)	1,286	1,313,006

7.875%, 4/15/27(9)	1,102	1,100,182

Booz Allen Hamilton, Inc.

5.125%, 5/1/25(9)	345	356,213

24	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Aerospace and Defense (continued)

BWX Technologies, Inc.

5.375%, 7/15/26(9)		1,305	$1,378,406

F-Brasile SpA / F-Brasile US, LLC

7.375%, 8/15/26(9)		579	605,055

Huntington Ingalls Industries, Inc.

5.00%, 11/15/25(9)		415	435,750

Lockheed Martin Corp.

3.55%, 1/15/26		960	1,030,196

Northrop Grumman Corp.

2.93%, 1/15/25		770	794,369

TransDigm UK Holdings PLC

6.875%, 5/15/26		725	781,188

TransDigm, Inc.

6.50%, 7/15/24		7,535	7,798,725

6.50%, 5/15/25		185	192,631

6.25%, 3/15/26(9)		2,408	2,591,610

7.50%, 3/15/27		1,862	2,029,580

			$25,424,657

Air Transport — 0.1%

Azul Investments LLP

5.875%, 10/26/24(9)		1,030	$1,031,288

			$1,031,288

Automotive — 0.7%

Adient Global Holdings, Ltd.

3.50%, 8/15/24(10)	EUR	150	$139,315

Fiat Chrysler Finance Europe SA

4.75%, 3/22/21(10)	EUR	325	378,391

Garrett LX I S.a.r.l./Garrett Borrowing, LLC

5.125%, 10/15/26(10)	EUR	200	210,622

General Motors Co.

5.00%, 4/1/35		1,095	1,101,002

Gestamp Funding Luxembourg SA

3.50%, 5/15/23(10)	EUR	300	332,859

IAA, Inc.

5.50%, 6/15/27(9)		537	567,878

Jaguar Land Rover Automotive PLC

4.50%, 1/15/26(10)	EUR	150	142,329

Navistar International Corp.

6.625%, 11/1/25(9)		2,914	2,972,280

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.

4.375%, 5/15/26(10)	EUR	300	334,418

Security		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc. (continued)

6.25%, 5/15/26(9)		1,671	$1,762,905

8.50%, 5/15/27(9)		3,311	3,360,665

RAC Bond Co. PLC

5.00%, 11/6/22(10)	GBP	250	279,666

ZF North America Capital, Inc.

4.50%, 4/29/22(9)		392	401,281

			$11,983,611

Banks and Thrifts — 0.8%

Banco Comercial Portugues SA

4.50% to 12/7/22, 12/7/27(10)(11)	EUR	500	$566,621

Banco Mercantil del Norte SA/Grand Cayman

5.75% to 10/4/26, 10/4/31(9)(11)		1,160	1,164,361

Bank of Montreal

3.803% to 12/15/27, 12/15/32(11)		1,325	1,375,390

BBVA Bancomer SA

5.125% to 1/18/28, 1/18/33(9)(11)		1,515	1,448,719

Commonwealth Bank of Australia

3.61% to 9/12/29, 9/12/34(9)(11)		1,500	1,504,124

First Midwest Bancorp, Inc.

5.875%, 9/29/26		1,000	1,098,987

Flagstar Bancorp, Inc.

6.125%, 7/15/21		650	682,606

HSBC Holdings PLC

5.25%, 3/14/44		665	824,703

Nationwide Building Society

4.125% to 10/18/27, 10/18/32(9)(11)		1,280	1,276,684

Wells Fargo & Co.

3.584% to 5/22/27, 5/22/28(11)		1,500	1,590,325

Westpac Banking Corp.

4.11% to 7/24/29, 7/24/34(11)		1,392	1,453,082

			$12,985,602

Beverage and Tobacco — 0.1%

Anheuser-Busch InBev Finance, Inc.

4.625%, 2/1/44		860	$983,322

			$983,322

Brokerage / Securities Dealers / Investment Houses — 0.1%

Intrum AB

3.125%, 7/15/24(10)	EUR	400	$444,142

3.50%, 7/15/26(10)	EUR	200	222,186

25	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses (continued)

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.

4.875%, 4/15/45(9)		500	$524,056

			$1,190,384

Building and Development — 1.4%

ADLER Real Estate AG

1.875%, 4/27/23(10)	EUR	300	$332,716

Advanced Drainage Systems, Inc.

5.00%, 9/30/27(9)		258	262,190

AT Securities B.V.

5.25% to 7/21/23(10)(11)(12)		500	502,500

Brookfield Property REIT, Inc./BPR Cumulus, LLC/ BPR Nimbus, LLC/GGSI Sellco, LLC

5.75%, 5/15/26(9)		1,592	1,669,610

Builders FirstSource, Inc.

5.625%, 9/1/24(9)		1,125	1,174,219

6.75%, 6/1/27 (9)		422	456,815

Core & Main Holdings, L.P.

8.625%, (8.625% cash or 9.375% PIK), 9/15/24(9)(13)		1,191	1,204,399

DEMIRE Deutsche Mittelstand Real Estate AG

2.875%, 7/15/22(10)	EUR	400	443,191

Five Point Operating Co., L.P./Five Point Capital Corp.

7.875%, 11/15/25(9)		1,213	1,234,228

Greystar Real Estate Partners, LLC

5.75%, 12/1/25(9)		1,731	1,785,094

Hillman Group, Inc. (The)

6.375%, 7/15/22(9)		2,695	2,540,037

LSF9 Balta Issuer S.a.r.l.

7.75%, 9/15/22(10)	EUR	122	131,568

Masonite International Corp.

5.375%, 2/1/28(9)		570	596,363

MDC Holdings, Inc.

6.00%, 1/15/43		982	1,018,825

Miller Homes Group Holdings PLC

5.50%, 10/15/24(10)	GBP	100	125,875

Owens Corning

3.95%, 8/15/29		777	791,796

Reliance Intermediate Holdings, L.P.

6.50%, 4/1/23(9)		4,610	4,759,825

Standard Industries, Inc.

5.50%, 2/15/23(9)		140	143,150

6.00%, 10/15/25(9)		2,330	2,454,562

Security		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Taylor Morrison Communities, Inc.

5.875%, 6/15/27(9)		808	$890,820

5.75%, 1/15/28(9)		1,062	1,154,925

TRI Pointe Group, Inc./TRI Pointe Homes, Inc.

5.875%, 6/15/24		280	298,900

			$23,971,608

Business Equipment and Services — 0.9%

Allied Universal Holdco, LLC

6.625%, 7/15/26(9)		580	$614,075

Arena Luxembourg Finance S.a.r.l.

2.75%, (3 mo. EURIBOR + 2.75%), 11/1/23(10)(14)	EUR	500	550,972

EC Finance PLC

2.375%, 11/15/22(10)	EUR	500	551,558

EIG Investors Corp.

10.875%, 2/1/24		3,810	3,981,450

Iron Mountain, Inc.

5.25%, 3/15/28(9)		133	138,150

4.875%, 9/15/29(9)		289	294,144

KAR Auction Services, Inc.

5.125%, 6/1/25(9)		2,833	2,946,320

Prime Security Services Borrower, LLC/Prime Finance, Inc.

9.25%, 5/15/23(9)		1,024	1,078,451

ServiceMaster Co., LLC (The)

7.45%, 8/15/27		4,075	4,584,375

West Corp.

8.50%, 10/15/25(9)		1,286	1,040,053

			$15,779,548

Cable and Satellite Television — 2.6%

Altice France S.A.

7.375%, 5/1/26(9)		965	$1,038,301

8.125%, 2/1/27(9)		4,382	4,847,587

3.375%, 1/15/28(10)	EUR	124	137,576

5.50%, 1/15/28(9)		1,560	1,581,450

Cablevision Systems Corp.

8.00%, 4/15/20		635	654,844

5.875%, 9/15/22		1,085	1,171,800

CCO Holdings, LLC/CCO Holdings Capital Corp.

5.25%, 9/30/22		707	716,438

5.75%, 1/15/24		297	304,425

5.875%, 4/1/24(9)		230	240,571

5.375%, 5/1/25(9)		3,605	3,749,200

26	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

CCO Holdings, LLC/CCO Holdings Capital Corp. (continued)

5.75%, 2/15/26(9)		1,885	$1,993,387

5.00%, 2/1/28(9)		1,755	1,818,619

5.375%, 6/1/29(9)		595	635,163

4.75%, 3/1/30(9)(15)		1,019	1,035,559

Comcast Corp.

3.999%, 11/1/49		780	868,308

CSC Holdings, LLC

6.75%, 11/15/21		2,780	3,002,400

5.25%, 6/1/24		355	382,513

10.875%, 10/15/25(9)		2,816	3,194,259

5.50%, 5/15/26(9)		2,000	2,109,800

7.50%, 4/1/28(9)		619	700,182

6.50%, 2/1/29(9)		543	604,549

5.75%, 1/15/30(9)		2,838	2,969,598

DISH DBS Corp.

6.75%, 6/1/21		410	432,468

5.875%, 7/15/22		2,395	2,499,781

5.875%, 11/15/24		530	527,350

7.75%, 7/1/26		333	340,160

TEGNA, Inc.

5.00%, 9/15/29(9)		1,012	1,024,650

UPC Holding B.V.

5.50%, 1/15/28(9)		1,212	1,260,480

Ziggo B.V.

4.25%, 1/15/27(10)	EUR	575	677,784

5.50%, 1/15/27(9)		1,432	1,500,020

Ziggo Bond Co., B.V.

6.00%, 1/15/27(9)		745	781,319

			$42,800,541

Chemicals and Plastics — 0.8%

Alpek SAB de CV

4.25%, 9/18/29(9)		310	$312,868

Chemours Co. (The)

7.00%, 5/15/25		392	372,086

4.00%, 5/15/26	EUR	100	100,379

5.375%, 5/15/27		2,460	2,134,124

Hexion, Inc.

7.875%, 7/15/27(9)		667	661,998

Huntsman International, LLC

4.50%, 5/1/29		500	527,644

Monitchem HoldCo 3 S.A.

5.25%, 3/15/25(10)(15)	EUR	200	219,080

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Nufarm Australia, Ltd./Nufarm Americas, Inc.

5.75%, 4/30/26(9)		1,296	$1,286,280

SPCM S.A.

4.875%, 9/15/25(9)		1,356	1,386,510

Valvoline, Inc.

5.50%, 7/15/24		375	391,875

Venator Finance S.a.r.l./Venator Materials, LLC

5.75%, 7/15/25(9)		424	359,340

Versum Materials, Inc.

5.50%, 9/30/24(9)		1,270	1,355,725

W.R. Grace & Co.

5.125%, 10/1/21(9)		2,170	2,265,154

5.625%, 10/1/24(9)		490	530,425

Westlake Chemical Corp.

5.00%, 8/15/46		550	592,925

			$12,496,413

Clothing / Textiles — 0.3%

PrestigeBidCo GmbH

6.25%, 12/15/23(10)	EUR	265	$302,537

PVH Corp.

7.75%, 11/15/23		3,740	4,303,674

William Carter Co. (The)

5.625%, 3/15/27(9)		811	870,811

			$5,477,022

Commercial Services — 0.1%

Intertrust Group B.V.

3.375%, 11/15/25(10)	EUR	340	$391,010

IPD 3 B.V.

4.50%, 7/15/22(10)	EUR	475	530,931

Loxam SAS

2.875%, 4/15/26(10)	EUR	130	143,288

5.75%, 7/15/27(10)	EUR	125	137,026

Verisure Holding AB

3.50%, 5/15/23(10)	EUR	140	158,316

Verisure Midholding AB

5.75%, 12/1/23(10)	EUR	200	225,374

			$1,585,945

Computers — 0.2%

Apple, Inc.

3.75%, 11/13/47		500	$560,651

27	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Computers (continued)

DXC Technology Co.

4.75%, 4/15/27		1,000	$1,046,960

Seagate HDD Cayman

5.75%, 12/1/34		995	1,014,641

			$2,622,252

Conglomerates — 0.3%

Spectrum Brands, Inc.

5.75%, 7/15/25		3,470	$3,638,260

5.00%, 10/1/29(9)		406	414,120

TMS International Holding Corp.

7.25%, 8/15/25(9)		907	780,020

			$4,832,400

Consumer Products — 0.1%

Central Garden & Pet Co.

6.125%, 11/15/23		575	$598,000

5.125%, 2/1/28		285	292,125

			$890,125

Containers and Glass Products — 0.7%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.

4.25%, 9/15/22(9)		375	$380,805

2.75%, 3/15/24(10)	EUR	500	557,743

5.25%, 8/15/27(9)		1,661	1,685,915

Ball Corp.

4.375%, 12/15/20		2,375	2,429,649

Berry Global, Inc.

6.00%, 10/15/22		970	985,762

Crown Americas, LLC/Crown Americas Capital Corp. V

4.25%, 9/30/26		660	685,575

Crown Americas, LLC/Crown Americas Capital Corp. VI

4.75%, 2/1/26		750	786,562

Owens-Brockway Glass Container, Inc.

5.875%, 8/15/23(9)		980	1,043,700

6.375%, 8/15/25(9)		700	745,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC

5.75%, 10/15/20		242	243,089

5.125%, 7/15/23(9)		1,015	1,041,644

7.00%, 7/15/24(9)		1,426	1,480,366

Security		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)

Smurfit Kappa Acquisitions ULC

2.375%, 2/1/24(10)	EUR	200	$235,738

2.875%, 1/15/26(10)	EUR	100	120,167

			$12,422,215

Distribution & Wholesale — 0.1%

LKQ Italia Bondco SpA

3.875%, 4/1/24(10)	EUR	375	$463,093

Parts Europe SA

4.375%, (3 mo. EURIBOR + 4.375%), 5/1/22(10)(14)	EUR	335	367,560

Performance Food Group, Inc.

5.50%, 10/15/27(9)		935	986,425

			$1,817,078

Diversified Financial Services — 0.9%

Arrow Global Finance PLC

2.875%, (3 mo. EURIBOR + 2.875%), 4/1/25(10)(14)	EUR	250	$268,084

Barclays PLC

5.088% to 6/20/29, 6/20/30(11)		2,000	2,088,840

BrightSphere Investment Group, Inc.

4.80%, 7/27/26		2,195	2,291,465

Cabot Financial Luxembourg II S.A.

6.375%, (3 mo. EURIBOR + 6.375%), 6/14/24(10)(14)	EUR	500	566,297

Credito Real SAB de CV SOFOM ER

9.50%, 2/7/26(9)		1,000	1,155,000

Discover Bank

4.682% to 8/9/23, 8/9/28(11)		1,000	1,046,395

GE Capital UK Funding Unlimited Co.

5.875%, 11/4/20	GBP	106	136,378

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC

7.125%, 7/31/26(9)		1,629	1,686,015

7.125%, 7/31/26(10)		350	362,250

Louvre Bidco SAS

4.25%, 9/30/24(10)	EUR	390	433,591

LSF10 Wolverine Investments SCA

4.625%, (3 mo. EURIBOR + 4.625%), 3/15/24(10)(14)	EUR	200	219,993

UniCredit SpA

5.861% to 6/19/27, 6/19/32(9)(11)		715	737,762

7.296% to 4/2/29, 4/2/34(9)(11)		500	565,114

Unifin Financiera SAB de CV SOFOM ER

7.375%, 2/12/26(9)		1,165	1,144,624

8.875% to 1/29/25(9)(11)(12)		248	221,342

28	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Diversified Financial Services (continued)

Vivion Investments S.a.r.l.

3.00%, 8/8/24(10)	EUR	2,000	$2,177,721

			$15,100,871

Drugs — 1.7%

Bausch Health Companies, Inc.

6.50%, 3/15/22(9)		2,419	$2,503,665

5.50%, 3/1/23(9)		264	268,290

5.875%, 5/15/23(9)		791	803,854

7.00%, 3/15/24(9)		3,810	4,013,683

6.125%, 4/15/25(9)		345	358,800

5.50%, 11/1/25(9)		2,880	3,024,288

9.00%, 12/15/25(9)		2,340	2,635,425

9.25%, 4/1/26(9)		670	762,956

8.50%, 1/31/27(9)		2,504	2,816,499

5.75%, 8/15/27(9)		412	446,332

7.00%, 1/15/28(9)		2,664	2,876,054

7.25%, 5/30/29(9)		544	595,571

Catalent Pharma Solutions, Inc.

4.875%, 1/15/26(9)		2,700	2,791,125

5.00%, 7/15/27(9)		656	682,240

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC

6.375%, 8/1/23(9)		3,240	3,357,450

			$27,936,232

Ecological Services and Equipment — 1.1%

Advanced Disposal Services, Inc.

5.625%, 11/15/24(9)		1,405	$1,469,981

Clean Harbors, Inc.

4.875%, 7/15/27(9)		551	576,484

5.125%, 7/15/29(9)		332	352,750

Covanta Holding Corp.

5.875%, 3/1/24		1,900	1,961,750

5.875%, 7/1/25		860	899,775

GFL Environmental, Inc.

5.375%, 3/1/23(9)		1,695	1,724,323

7.00%, 6/1/26(9)		3,117	3,288,435

8.50%, 5/1/27(9)		4,704	5,227,320

Waste Pro USA, Inc.

5.50%, 2/15/26(9)		2,432	2,519,455

			$18,020,273

Security		Principal Amount* (000’s omitted)	Value

Electric Utilities — 0.3%

Consolidated Edison Co. of New York, Inc.

4.125%, 5/15/49		400	$458,495

ContourGlobal Power Holdings SA

4.125%, 8/1/25(10)	EUR	200	231,406

Drax Finco PLC

4.25%, 5/1/22(10)	GBP	325	406,968

6.625%, 11/1/25(9)		806	842,270

EDP - Energias de Portugal SA

4.496% to 4/30/24, 4/30/79(10)(11)	EUR	300	363,182

MidAmerican Energy Co.

3.65%, 8/1/48		740	808,384

NextEra Energy Capital Holdings, Inc.

5.65% to 5/1/29, 5/1/79(11)		560	608,912

TenneT Holding B.V.

2.995% to 6/1/24(10)(11)(12)	EUR	350	408,551

Virginia Electric & Power Co.

4.00%, 1/15/43		410	454,181

3.80%, 9/15/47		820	891,300

			$5,473,649

Electronics / Electrical — 1.8%

Avnet, Inc.

4.625%, 4/15/26		985	$1,060,962

CommScope, Inc.

8.25%, 3/1/27(9)		655	640,058

Duke Energy Progress, LLC

3.45%, 3/15/29		1,000	1,078,858

Enel Finance International NV

3.625%, 5/25/27(9)		2,310	2,399,688

Energizer Gamma Acquisition B.V.

4.625%, 7/15/26(10)	EUR	155	179,121

Energizer Holdings, Inc.

6.375%, 7/15/26(9)		5,857	6,288,310

7.75%, 1/15/27(9)		829	925,744

Entegris, Inc.

4.625%, 2/10/26(9)		517	537,680

Go Daddy Operating Co., LLC/GD Finance Co., Inc.

5.25%, 12/1/27(9)		1,249	1,317,695

Infor (US), Inc.

6.50%, 5/15/22		1,760	1,795,200

Ingram Micro, Inc.

5.45%, 12/15/24		1,889	1,958,397

Jabil, Inc.

3.95%, 1/12/28		1,040	1,052,035

29	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Marvell Technology Group, Ltd.

4.875%, 6/22/28		1,000	$1,111,784

Microchip Technology, Inc.

4.333%, 6/1/23		527	553,841

MTS Systems Corp.

5.75%, 8/15/27(9)		414	431,595

PerkinElmer, Inc.

3.30%, 9/15/29		1,000	1,001,101

Perusahaan Listrik Negara PT

5.25%, 10/24/42(10)		4,400	4,983,000

Sensata Tech, Inc.

4.375%, 2/15/30(9)		627	628,568

SS&C Technologies, Inc.

5.50%, 9/30/27(9)		517	541,247

Trimble, Inc.

4.90%, 6/15/28		967	1,050,277

Veritas US, Inc./Veritas Bermuda, Ltd.

7.50%, 2/1/23(9)		605	601,033

Western Digital Corp.

4.75%, 2/15/26		740	763,125

			$30,899,319

Energy — 0.1%

Sunoco, L.P./Sunoco Finance Corp.

4.875%, 1/15/23		950	$977,313

5.50%, 2/15/26		412	431,022

			$1,408,335

Entertainment — 0.1%

CPUK Finance, Ltd.

4.875%, 2/28/47(10)	GBP	485	$616,015

Entertainment One, Ltd.

4.625%, 7/15/26(10)	GBP	155	207,827

Merlin Entertainments PLC

5.75%, 6/15/26(9)		870	903,169

Pinewood Finance Co., Ltd.

3.25%, 9/30/25(10)	GBP	250	314,488

			$2,041,499

Equipment Leasing — 0.1%

Ashtead Capital, Inc.

4.125%, 8/15/25(9)		2,120	$2,167,700

			$2,167,700

Security	Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 1.3%

CIT Group, Inc.

6.125%, 3/9/28	650	$760,500

Citigroup, Inc.

3.98% to 3/20/29, 3/20/30(11)	1,200	1,309,275

Credit Acceptance Corp.

7.375%, 3/15/23	925	962,000

Ford Motor Credit Co., LLC

4.542%, 8/1/26	227	227,220

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.

6.25%, 2/1/22	2,385	2,452,972

6.375%, 12/15/25	820	864,290

6.25%, 5/15/26(9)	1,615	1,695,750

JPMorgan Chase & Co.

4.26% to 2/22/47, 2/22/48(11)	700	818,321

Series S, 6.75% to 2/1/24(11)(12)	3,325	3,693,127

KKR Group Finance Co. VI, LLC

3.75%, 7/1/29(9)	1,000	1,055,392

Navient Corp.

8.00%, 3/25/20	2,150	2,198,375

5.00%, 10/26/20	995	1,009,925

7.25%, 1/25/22	215	232,469

6.75%, 6/15/26	680	697,204

Springleaf Finance Corp.

7.125%, 3/15/26	998	1,108,978

Synchrony Financial

4.50%, 7/23/25	895	955,977

Synovus Financial Corp.

5.90% to 2/7/24, 2/7/29(11)	1,511	1,603,549

UPCB Finance IV, Ltd.

5.375%, 1/15/25(9)	200	206,500

		$21,851,824

Financial Services — 0.9%

Banco BTG Pactual S.A.

5.75%, 9/28/22(9)	2,000	$2,080,020

Brookfield Finance, Inc.

4.70%, 9/20/47	1,050	1,153,394

Carlyle Finance Subsidiary, LLC

3.50%, 9/19/29(9)	1,000	989,249

Debt and Asset Trading Corp.

1.00%, 10/10/25(10)	2,600	2,021,500

Deutsche Bank AG

4.25%, 2/4/21	2,295	2,318,065

30	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Financial Services (continued)

Nordea Bank Abp

4.625% to 9/13/28, 9/13/33(9)(11)		1,000	$1,098,026

Sensata Technologies UK Financing Co. PLC

6.25%, 2/15/26(9)		2,735	2,926,450

Yapi ve Kredi Bankasi AS

8.25%, 10/15/24(9)		1,500	1,559,651

			$14,146,355

Food Products — 0.8%

Dole Food Co., Inc.

7.25%, 6/15/25(9)		2,249	$2,130,927

Iceland Bondco PLC

5.017%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(9)(14)	GBP	210	258,922

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.

5.50%, 1/15/30(9)		2,592	2,753,948

PepsiCo, Inc.

2.85%, 2/24/26		750	782,180

Post Holdings, Inc.

5.50%, 3/1/25(9)		1,680	1,766,100

8.00%, 7/15/25(9)		745	800,875

5.00%, 8/15/26(9)		2,275	2,367,934

5.625%, 1/15/28(9)		1,193	1,269,054

5.50%, 12/15/29(9)		535	559,744

Smithfield Foods, Inc.

2.65%, 10/3/21(9)		550	544,872

Tesco PLC

6.125%, 2/24/22	GBP	200	273,792

			$13,508,348

Food Service — 0.8%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.

4.625%, 1/15/22(9)		2,410	$2,416,266

4.25%, 5/15/24(9)		2,720	2,804,891

5.00%, 10/15/25(9)		3,470	3,593,185

3.875%, 1/15/28(9)		663	668,874

US Foods, Inc.

5.875%, 6/15/24(9)		2,560	2,646,400

Yum! Brands, Inc.

4.75%, 1/15/30(9)		768	793,920

			$12,923,536

Security		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 0.1%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC

5.875%, 2/15/28(9)		1,004	$1,065,184

McDonald’s Corp.

3.625%, 9/1/49		960	975,698

			$2,040,882

Health Care — 3.9%

Amgen, Inc.

2.60%, 8/19/26		840	$844,235

Centene Corp.

4.75%, 5/15/22		870	890,837

6.125%, 2/15/24		200	208,790

4.75%, 1/15/25		2,450	2,521,050

5.375%, 6/1/26(9)		2,690	2,824,500

Charles River Laboratories International, Inc.

5.50%, 4/1/26(9)		545	581,095

Eagle Holding Co. II, LLC

7.625%, (7.625% cash or 8.375% PIK), 5/15/22(9)(13)		1,461	1,475,610

7.75%, (7.75% cash or 8.50% PIK) 5/15/22(9)(13)		2,276	2,298,760

Encompass Health Corp.

4.50%, 2/1/28		520	527,020

4.75%, 2/1/30		620	627,998

Gilead Sciences, Inc.

2.95%, 3/1/27		800	825,768

Grifols S.A.

3.20%, 5/1/25(10)	EUR	550	617,517

HCA Healthcare, Inc.

6.25%, 2/15/21		1,710	1,794,816

HCA, Inc.

7.50%, 2/15/22		2,930	3,254,644

5.00%, 3/15/24		675	737,878

5.875%, 2/15/26		2,705	3,030,952

5.375%, 9/1/26		1,610	1,772,932

5.625%, 9/1/28		1,990	2,222,432

5.875%, 2/1/29		1,076	1,205,120

Hill-Rom Holdings, Inc.

4.375%, 9/15/27(9)		308	315,654

Hologic, Inc.

4.375%, 10/15/25(9)		1,665	1,714,950

IQVIA, Inc.

3.25%, 3/15/25(10)	EUR	300	335,977

5.00%, 10/15/26(9)		850	893,563

5.00%, 5/15/27(9)		577	605,850

31	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Kinetic Concepts, Inc./KCI USA, Inc.

7.875%, 2/15/21(9)		1,230	$1,256,629

12.50%, 11/1/21(9)		2,480	2,641,200

MPH Acquisition Holdings, LLC

7.125%, 6/1/24(9)		9,217	8,537,246

RegionalCare Hospital Partners Holdings, Inc./ LifePoint Health, Inc.

9.75%, 12/1/26(9)		1,828	1,960,347

Select Medical Corp.

6.25%, 8/15/26(9)		533	558,318

Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.

7.50%, 10/1/24(9)		3,367	3,489,054

Synlab Bondco PLC

3.50%, (3 mo. EURIBOR + 3.50%), 7/1/22(10)(14)	EUR	580	635,628

Team Health Holdings, Inc.

6.375%, 2/1/25(9)		703	489,288

Teleflex, Inc.

5.25%, 6/15/24		790	814,688

4.625%, 11/15/27		1,055	1,105,113

Tenet Healthcare Corp.

8.125%, 4/1/22		2,040	2,215,950

6.75%, 6/15/23		325	342,527

4.625%, 9/1/24(9)		268	276,021

4.875%, 1/1/26(9)		1,607	1,651,192

5.125%, 11/1/27(9)		1,607	1,662,602

UnitedHealth Group, Inc.

3.375%, 4/15/27		475	503,404

3.75%, 10/15/47		650	696,368

WellCare Health Plans, Inc.

5.25%, 4/1/25		2,775	2,899,875

5.375%, 8/15/26(9)		1,706	1,825,079

			$65,688,477

Home Furnishings — 0.1%

Harman International Industries, Inc.

4.15%, 5/15/25		940	$994,345

			$994,345

Industrial Equipment — 0.2%

Colfax Escrow Corp.

6.00%, 2/15/24(9)		478	$507,684

6.375%, 2/15/26(9)		780	840,206

Harsco Corp.

5.75%, 7/31/27(9)		549	573,046

Security		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Orano SA

4.875%, 9/23/24	EUR	200	$254,095

Wabtec Corp.

3.45%, 11/15/26		1,000	1,011,704

Welbilt, Inc.

9.50%, 2/15/24		815	875,106

			$4,061,841

Insurance — 1.0%

Acrisure, LLC/Acrisure Finance, Inc.

10.125%, 8/1/26(9)		638	$668,305

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer

8.25%, 8/1/23(9)		5,430	5,558,962

Ardonagh Midco 3 PLC

8.375%, 7/15/23(10)	GBP	100	118,312

Athene Holding, Ltd.

4.125%, 1/12/28		1,000	1,029,268

Galaxy Bidco, Ltd.

6.50%, 7/31/26(10)	GBP	300	364,992

Galaxy Finco, Ltd.

9.25%, 7/31/27(10)	GBP	275	322,910

GTCR AP Finance, Inc.

8.00%, 5/15/27(9)		553	569,590

Hub International, Ltd.

7.00%, 5/1/26(9)		2,479	2,556,469

Metropolitan Life Global Funding I

3.45%, 12/18/26(9)		975	1,048,722

Radian Group, Inc.

4.875%, 3/15/27		1,032	1,047,480

USI, Inc.

6.875%, 5/1/25(9)		3,948	4,017,011

			$17,302,021

Internet Software & Services — 0.7%

CDK Global, Inc.

5.25%, 5/15/29(9)		531	$550,249

eDreams Odigeo SA

5.50%, 9/1/23(10)	EUR	180	208,905

Netflix, Inc.

5.50%, 2/15/22		1,825	1,934,500

4.875%, 4/15/28		1,665	1,698,217

5.875%, 11/15/28		1,810	1,970,728

5.375%, 11/15/29(9)		1,000	1,042,500

32	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Internet Software & Services (continued)

Oracle Corp.

3.25%, 11/15/27		1,180	$1,252,511

Riverbed Technology, Inc.

8.875%, 3/1/23(9)		2,966	1,631,300

Symantec Corp.

5.00%, 4/15/25(9)		2,000	2,023,582

United Group B.V.

4.875%, 7/1/24(10)	EUR	125	142,238

			$12,454,730

Leisure Goods / Activities / Movies — 1.2%

AMC Entertainment Holdings, Inc.

6.375%, 11/15/24	GBP	225	$272,208

5.875%, 11/15/26		710	648,526

6.125%, 5/15/27		2,545	2,315,950

Cedar Fair, L.P.

5.25%, 7/15/29(9)		526	564,793

Cinemark USA, Inc.

4.875%, 6/1/23		2,730	2,777,775

Mattel, Inc.

6.75%, 12/31/25(9)		3,502	3,662,882

National CineMedia, LLC

6.00%, 4/15/22		725	734,062

NCL Corp., Ltd.

4.75%, 12/15/21(9)		1,086	1,108,763

Sabre GLBL, Inc.

5.375%, 4/15/23(9)		855	876,375

Viking Cruises, Ltd.

6.25%, 5/15/25(9)		1,690	1,774,500

5.875%, 9/15/27(9)		4,760	5,055,596

WMG Acquisition Corp.

3.625%, 10/15/26(10)	EUR	165	191,532

			$19,982,962

Lodging and Casinos — 2.3%

Caesars Resort Collection, LLC/CRC Finco, Inc.

5.25%, 10/15/25(9)		3,112	$3,189,489

Eldorado Resorts, Inc.

6.00%, 4/1/25		930	983,475

ESH Hospitality, Inc.

5.25%, 5/1/25(9)		1,260	1,305,675

4.625%, 10/1/27(9)		1,250	1,256,250

Gateway Casinos & Entertainment, Ltd.

8.25%, 3/1/24(9)		255	265,838

Security		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

GLP Capital, L.P./GLP Financing II, Inc.

5.75%, 6/1/28		1,125	$1,283,895

Golden Entertainment, Inc.

7.625%, 4/15/26(9)		557	583,458

Golden Nugget, Inc.

6.75%, 10/15/24(9)		1,665	1,710,787

8.75%, 10/1/25(9)		1,321	1,380,445

Hilton Domestic Operating Co., Inc.

4.25%, 9/1/24		1,410	1,439,962

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.

10.25%, 11/15/22(9)		766	812,918

Melco Resorts Finance, Ltd.

5.625%, 7/17/27(9)		643	668,945

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc.

5.625%, 5/1/24		480	528,000

4.50%, 9/1/26		895	953,175

5.75%, 2/1/27(9)		573	644,081

MGM Resorts International

6.625%, 12/15/21		2,455	2,668,585

7.75%, 3/15/22		3,340	3,745,008

5.75%, 6/15/25		1,445	1,598,531

NH Hotel Group S.A.

3.75%, 10/1/23(10)	EUR	225	249,445

RHP Hotel Properties, L.P./RHP Finance Corp.

5.00%, 4/15/23		1,596	1,635,900

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC

7.00%, 7/15/26(9)		3,930	4,195,275

Studio City Co., Ltd.

7.25%, 11/30/21(9)		845	867,393

TVL Finance PLC

6.137%, (3 mo. GBP LIBOR + 5.375%), 7/15/25(10)(14)	GBP	300	357,799

VICI Properties 1, LLC/VICI FC, Inc.

8.00%, 10/15/23		2,969	3,260,577

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.

5.25%, 5/15/27(9)		2,009	2,066,759

Wynn Macau, Ltd.

5.50%, 10/1/27(9)		215	218,225

Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp.

5.125%, 10/1/29(9)		1,216	1,276,526

			$39,146,416

33	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Machinery — 0.2%

Cloud Crane, LLC

10.125%, 8/1/24(9)		1,625	$1,742,812

Granite Holdings US Acquisition Co.

11.00%, 10/1/27(9)		514	498,580

Nvent Finance S.a.r.l.

4.55%, 4/15/28		1,000	1,045,487

			$3,286,879

Manufacturing — 0.2%

Novelis Corp.

6.25%, 8/15/24(9)		1,065	$1,115,588

5.875%, 9/30/26(9)		1,530	1,608,412

			$2,724,000

Media — 0.2%

MDC Partners, Inc.

6.50%, 5/1/24(9)		94	$86,127

Nexstar Escrow, Inc.

5.625%, 7/15/27(9)		797	836,850

Scripps Escrow, Inc.

5.875%, 7/15/27(9)		1,036	1,054,130

Telenet Finance Luxembourg S.a.r.l.

3.50%, 3/1/28(10)	EUR	200	235,615

TWDC Enterprises 18 Corp.

3.00%, 7/30/46		495	502,138

			$2,714,860

Metals / Mining — 0.4%

Alcoa Nederland Holding B.V.

6.75%, 9/30/24(9)		670	$706,012

7.00%, 9/30/26(9)		200	218,006

6.125%, 5/15/28(9)		799	852,853

Constellium N.V.

5.875%, 2/15/26(9)		1,205	1,259,225

Freeport-McMoRan, Inc.

5.40%, 11/14/34		775	740,125

5.45%, 3/15/43		1,258	1,138,968

Hecla Mining Co.

6.875%, 5/1/21		719	715,405

Hudbay Minerals, Inc.

7.25%, 1/15/23(9)		1,015	1,051,794

			$6,682,388

Security	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals — 0.4%

Eldorado Gold Corp.

9.50%, 6/1/24(9)	537	$582,645

First Quantum Minerals, Ltd.

7.25%, 4/1/23(9)	1,851	1,832,490

7.50%, 4/1/25(9)	1,156	1,144,440

6.875%, 3/1/26(9)	872	834,940

New Gold, Inc.

6.25%, 11/15/22(9)	1,097	1,105,447

6.375%, 5/15/25(9)	695	652,153

		$6,152,115

Oil and Gas — 6.0%

Aker BP ASA

6.00%, 7/1/22(9)	150	$155,250

4.75%, 6/15/24(9)	1,106	1,157,982

5.875%, 3/31/25(9)	675	712,982

AmeriGas Partners, L.P./AmeriGas Finance Corp.

5.625%, 5/20/24	216	232,335

5.50%, 5/20/25	880	949,300

Antero Resources Corp.

5.375%, 11/1/21	2,715	2,636,944

5.625%, 6/1/23	270	234,900

Apache Corp.

4.25%, 1/15/30	1,000	1,016,668

Ascent Resources Utica Holdings, LLC/ARU Finance Corp.

10.00%, 4/1/22(9)	862	866,051

7.00%, 11/1/26(9)	1,951	1,638,840

Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor, Inc.

3.337%, 12/15/27	1,700	1,745,564

Berry Petroleum Co., LLC

7.00%, 2/15/26(9)	722	694,925

Brazos Valley Longhorn, LLC/Brazos Valley Longhorn Finance Corp.

6.875%, 2/1/25	894	775,545

Centennial Resource Production, LLC

5.375%, 1/15/26(9)	2,175	2,088,000

6.875%, 4/1/27(9)	1,604	1,608,010

CGG Holding US, Inc.

9.00%, 5/1/23(9)	200	214,000

Cheniere Corpus Christi Holdings, LLC

7.00%, 6/30/24	244	280,905

5.875%, 3/31/25	1,738	1,937,870

34	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Cheniere Energy Partners, L.P.

5.25%, 10/1/25	1,590	$1,659,960

5.625%, 10/1/26	1,265	1,348,680

4.50%, 10/1/29(9)	2,062	2,117,416

Citgo Holding, Inc.

9.25%, 8/1/24(9)	1,258	1,339,770

CrownRock, L.P./CrownRock Finance, Inc.

5.625%, 10/15/25(9)	3,677	3,713,696

CVR Refining, LLC/Coffeyville Finance, Inc.

6.50%, 11/1/22	5,412	5,486,415

Diamondback Energy, Inc.

4.75%, 11/1/24	490	502,863

5.375%, 5/31/25	1,235	1,291,884

Endeavor Energy Resources, L.P./EER Finance, Inc.

5.50%, 1/30/26(9)	1,045	1,092,025

5.75%, 1/30/28(9)	1,390	1,483,825

Energy Transfer Operating, L.P.

7.50%, 10/15/20	1,950	2,049,739

5.875%, 1/15/24	875	973,570

Series A, 6.25% to 2/15/23(11)(12)	1,345	1,249,532

Eni SpA

4.75%, 9/12/28(9)	1,000	1,135,795

EP Energy, LLC/Everest Acquisition Finance, Inc.

7.75%, 5/15/26(7)(9)	480	362,400

Extraction Oil & Gas, Inc.

7.375%, 5/15/24(9)	535	353,100

5.625%, 2/1/26(9)	1,716	1,059,630

Gran Tierra Energy International Holdings, Ltd.

6.25%, 2/15/25(9)	550	495,000

Gran Tierra Energy, Inc.

7.75%, 5/23/27(9)	1,000	942,500

Great Western Petroleum, LLC/Great Western Finance Corp.

9.00%, 9/30/21(9)	2,485	2,174,375

Hilcorp Energy I, L.P./Hilcorp Finance Co.

5.00%, 12/1/24(9)	1,620	1,522,800

5.75%, 10/1/25(9)	10	9,350

6.25%, 11/1/28(9)	1,950	1,823,250

Holly Energy Partners, L.P./Holly Energy Finance Corp.

6.00%, 8/1/24(9)	525	550,594

Ithaca Energy North Sea PLC

9.375%, 7/15/24(9)	200	208,950

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Jagged Peak Energy, LLC

5.875%, 5/1/26	507	$510,803

Matador Resources Co.

5.875%, 9/15/26	2,220	2,235,318

Moss Creek Resources Holdings, Inc.

7.50%, 1/15/26(9)	1,915	1,419,494

Neptune Energy Bondco PLC

6.625%, 5/15/25(9)	1,590	1,641,675

6.625%, 5/15/25(10)	450	464,625

Nine Energy Service, Inc.

8.75%, 11/1/23(9)	600	489,000

Oceaneering International, Inc.

4.65%, 11/15/24	496	468,720

Parsley Energy, LLC/Parsley Finance Corp.

6.25%, 6/1/24(9)	345	357,938

5.375%, 1/15/25(9)	1,240	1,261,700

5.25%, 8/15/25(9)	1,170	1,193,061

5.625%, 10/15/27(9)	923	957,612

Patterson-UTI Energy, Inc.

3.95%, 2/1/28	1,310	1,316,923

PBF Holding Co., LLC/PBF Finance Corp.

7.00%, 11/15/23	730	756,468

7.25%, 6/15/25	3,219	3,347,760

PBF Logistics, L.P./PBF Logistics Finance Corp.

6.875%, 5/15/23	1,800	1,859,616

Petroleos Mexicanos

6.50%, 3/13/27	2,700	2,817,450

Precision Drilling Corp.

6.50%, 12/15/21	72	71,161

7.75%, 12/15/23	90	87,881

7.125%, 1/15/26(9)	500	465,000

Sabine Pass Liquefaction, LLC

5.625%, 2/1/21	935	966,096

Seven Generations Energy, Ltd.

6.875%, 6/30/23(9)	1,250	1,284,375

5.375%, 9/30/25(9)	1,710	1,699,312

Shelf Drilling Holdings, Ltd.

8.25%, 2/15/25(9)	2,715	2,321,325

Shell International Finance B.V.

3.75%, 9/12/46	400	447,418

SM Energy Co.

6.125%, 11/15/22	561	540,439

6.75%, 9/15/26	1,275	1,122,000

6.625%, 1/15/27	930	804,450

35	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Tallgrass Energy Partners, L.P./Tallgrass Energy Finance Corp.

5.50%, 1/15/28(9)		1,167	$1,146,461

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.

5.875%, 4/15/26		985	1,044,100

6.50%, 7/15/27(9)		566	618,972

6.875%, 1/15/29(9)		1,132	1,239,619

Tervita Escrow Corp.

7.625%, 12/1/21(9)		2,381	2,431,596

Transocean Guardian, Ltd.

5.875%, 1/15/24(9)		943	952,834

Transocean Pontus, Ltd.

6.125%, 8/1/25(9)		645	658,155

Transocean Poseidon, Ltd.

6.875%, 2/1/27(9)		294	304,290

Transocean, Inc.

7.25%, 11/1/25(9)		1,292	1,143,420

7.50%, 1/15/26(9)		523	466,778

Whiting Petroleum Corp.

5.75%, 3/15/21		543	520,618

Williams Cos., Inc. (The)

3.70%, 1/15/23		1,605	1,660,899

4.55%, 6/24/24		1,240	1,335,952

5.75%, 6/24/44		790	913,391

Woodside Finance, Ltd.

3.70%, 9/15/26(9)		1,000	1,035,288

WPX Energy, Inc.

5.25%, 10/15/27		371	374,710

			$100,647,893

Packaging & Containers — 0.2%

ARD Finance S.A.

7.125%, (7.125% cash or 7.875% PIK), 9/15/23(13)		708	$732,780

Guala Closures SpA

3.50%, (3 mo. EURIBOR + 3.50%), 4/15/24(10)(14)	EUR	200	221,333

Smurfit Kappa Treasury ULC

1.50%, 9/15/27(10)	EUR	145	158,537

Trivium Packaging Finance B.V.

3.75%, 8/15/26(10)	EUR	280	323,688

5.50%, 8/15/26(9)		779	820,832

8.50%, 8/15/27(9)		858	929,857

			$3,187,027

Security		Principal Amount* (000’s omitted)	Value

Pharmaceuticals — 0.4%

AbbVie, Inc.

4.45%, 5/14/46		380	$394,533

CVS Health Corp.

4.78%, 3/25/38		2,245	2,478,860

Diocle SpA

3.875%, (3 mo. EURIBOR + 3.875%), 6/30/26(10)(14)	EUR	140	155,797

Pfizer, Inc.

2.95%, 3/15/24		1,000	1,040,102

Rossini S.a.r.l.

6.25%, (3 mo. EURIBOR + 6.25%), 10/30/25(10)(14)	EUR	300	334,565

6.75%, 10/30/25(10)	EUR	250	301,392

Teva Pharmaceutical Finance Netherlands III B.V.

6.00%, 4/15/24		2,500	2,164,062

Vizient, Inc.

6.25%, 5/15/27(9)		372	399,900

			$7,269,211

Pipelines — 0.4%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp.

5.375%, 9/15/24		504	$455,969

5.75%, 3/1/27(9)		1,378	1,154,048

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.

5.625%, 5/1/27(9)		1,060	1,084,846

EnLink Midstream, LLC

5.375%, 6/1/29		926	886,645

Enterprise Products Operating, LLC

4.45%, 2/15/43		400	438,426

Georgian Oil and Gas Corp. JSC

6.75%, 4/26/21(10)		615	640,238

NGPL PipeCo, LLC

4.375%, 8/15/22(9)		340	352,675

Plains All American Pipeline, L.P.

Series B, 6.125% to 11/15/22(11)(12)		1,850	1,745,438

TransCanada PipeLines, Ltd.

4.75%, 5/15/38		390	446,177

			$7,204,462

Publishing — 0.3%

Laureate Education, Inc.

8.25%, 5/1/25(9)		4,048	$4,422,440

			$4,422,440

36	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Radio and Television — 0.8%

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/24(9)	238	$262,076

5.125%, 8/15/27(9)	1,276	1,332,591

Diamond Sports Group, LLC/Diamond Sports Finance Co.

5.375%, 8/15/26(9)	1,996	2,075,840

6.625%, 8/15/27(9)	1,996	2,072,946

iHeartCommunications, Inc.

6.375%, 5/1/26	179	194,251

8.375%, 5/1/27	2,770	3,005,990

Nielsen Co. Luxembourg S.a.r.l. (The)

5.50%, 10/1/21(9)	1,250	1,257,812

Sirius XM Radio, Inc.

4.625%, 7/15/24(9)	1,595	1,657,731

5.00%, 8/1/27(9)	1,609	1,665,637

		$13,524,874

Real Estate Investment Trusts (REITs) — 0.3%

CBL & Associates, L.P.

5.25%, 12/1/23	1,465	$1,024,914

EPR Properties

3.75%, 8/15/29	1,275	1,276,819

Service Properties Trust

4.35%, 10/1/24	485	491,370

4.75%, 10/1/26	1,015	1,021,108

WP Carey, Inc.

3.85%, 7/15/29	1,388	1,470,294

		$5,284,505

Retail — 0.1%

Newmark Group, Inc.

6.125%, 11/15/23	2,126	$2,308,046

		$2,308,046

Retailers (Except Food and Drug) — 0.6%

Best Buy Co., Inc.

4.45%, 10/1/28	1,000	$1,087,318

Macy’s Retail Holdings, Inc.

4.30%, 2/15/43	1,252	1,013,019

Murphy Oil USA, Inc.

5.625%, 5/1/27	560	593,600

4.75%, 9/15/29	728	746,200

Nordstrom, Inc.

5.00%, 1/15/44	775	723,131

Security		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

Party City Holdings, Inc.

6.125%, 8/15/23(9)		3,565	$3,631,844

6.625%, 8/1/26(9)		594	589,545

Tapestry, Inc.

4.125%, 7/15/27		1,000	1,020,749

Walmart, Inc.

3.55%, 6/26/25		1,000	1,080,526

			$10,485,932

Road & Rail — 0.1%

Watco Cos., LLC/Watco Finance Corp.

6.375%, 4/1/23(9)		1,990	$2,029,800

			$2,029,800

Software and Services — 0.5%

Camelot Finance S.A.

7.875%, 10/15/24(9)		2,282	$2,384,690

Gartner, Inc.

5.125%, 4/1/25(9)		795	833,756

IHS Markit, Ltd.

5.00%, 11/1/22(9)		2,240	2,389,142

InterXion Holding N.V.

4.75%, 6/15/25(10)	EUR	300	355,188

j2 Cloud Services, LLC/j2 Global Co-Obligor, Inc.

6.00%, 7/15/25(9)		1,915	2,029,134

Microsoft Corp.

3.75%, 2/12/45		750	860,817

			$8,852,727

Steel — 0.4%

Allegheny Ludlum, LLC

6.95%, 12/15/25		225	$235,125

Allegheny Technologies, Inc.

5.95%, 1/15/21		745	765,022

7.875%, 8/15/23		4,896	5,329,394

Infrabuild Australia Pty, Ltd.

12.00%, 10/1/24(9)(15)		994	1,023,820

			$7,353,361

Super Retail — 0.0%(5)

Dufry Finance SCA

4.50%, 8/1/23(10)	EUR	500	$559,918

			$559,918

37	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Surface Transport — 0.8%

Anglian Water Osprey Financing PLC

4.00%, 3/8/26(10)	GBP	325	$373,629

CMA CGM S.A.

5.25%, 1/15/25(10)	EUR	185	144,444

DAE Funding, LLC

4.50%, 8/1/22(9)		1,050	1,068,375

5.00%, 8/1/24(9)		1,745	1,823,525

Moto Finance PLC

4.50%, 10/1/22(10)	GBP	250	306,465

Park Aerospace Holdings, Ltd.

5.25%, 8/15/22(9)		2,990	3,158,636

5.50%, 2/15/24(9)		1,333	1,441,840

XPO Logistics, Inc.

6.50%, 6/15/22(9)		2,276	2,321,520

6.125%, 9/1/23(9)		2,221	2,298,735

			$12,937,169

Technology — 0.3%

Dell International, LLC/EMC Corp.

5.875%, 6/15/21(9)		100	$101,725

7.125%, 6/15/24(9)		2,440	2,578,470

6.02%, 6/15/26(9)		1,945	2,195,013

Western Union Co. (The)

6.20%, 11/17/36		637	724,364

			$5,599,572

Telecommunications — 4.0%

Altice Financing S.A.

6.625%, 2/15/23(9)		865	$889,869

Altice Finco S.A.

8.125%, 1/15/24(9)		727	754,263

4.75%, 1/15/28(10)	EUR	400	423,330

Altice Luxembourg S.A.

7.25%, 5/15/22(10)	EUR	44	48,699

7.75%, 5/15/22(9)		1,083	1,108,721

7.625%, 2/15/25(9)		1,628	1,703,295

8.00%, 5/15/27(10)	EUR	140	167,983

10.50%, 5/15/27(9)		2,666	3,011,247

AT&T, Inc.

3.80%, 2/15/27		500	530,639

4.75%, 5/15/46		1,347	1,497,148

Cellnex Telecom SA

2.375%, 1/16/24(10)	EUR	200	233,853

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

CenturyLink, Inc.

7.50%, 4/1/24		47	$52,680

CommScope Technologies, LLC

6.00%, 6/15/25(9)		2,546	2,310,495

5.00%, 3/15/27(9)		4,689	3,891,870

Connect Finco S.a.r.l./Connect US Finco, LLC

6.75%, 10/1/26(9)(15)		1,977	2,016,540

Digicel, Ltd.

6.00%, 4/15/21(9)		2,305	1,636,573

eircom Finance DAC

3.50%, 5/15/26(10)	EUR	490	571,036

Equinix, Inc.

5.875%, 1/15/26		2,725	2,905,967

2.875%, 2/1/26	EUR	440	500,446

5.375%, 5/15/27		1,010	1,091,431

Hughes Satellite Systems Corp.

5.25%, 8/1/26		1,245	1,336,819

6.625%, 8/1/26		770	837,729

Intelsat Jackson Holdings S.A.

5.50%, 8/1/23		995	933,211

8.00%, 2/15/24(9)		490	510,213

8.50%, 10/15/24(9)		1,236	1,247,977

Level 3 Financing, Inc.

5.375%, 1/15/24		2,190	2,238,946

Level 3 Parent, LLC

5.75%, 12/1/22		330	332,145

Matterhorn Telecom S.A.

3.125%, 9/15/26(10)	EUR	277	308,709

Qualitytech, L.P./QTS Finance Corp.

4.75%, 11/15/25(9)		795	822,825

Sable International Finance, Ltd.

5.75%, 9/7/27(9)		818	846,385

SBA Communications Corp.

4.00%, 10/1/22		1,020	1,045,500

4.875%, 9/1/24		460	477,825

Sprint Capital Corp.

6.875%, 11/15/28		840	917,868

Sprint Communications, Inc.

7.00%, 8/15/20		1,055	1,091,619

6.00%, 11/15/22		365	388,725

Sprint Corp.

7.25%, 9/15/21		3,265	3,492,244

7.875%, 9/15/23		9,822	10,813,629

7.625%, 2/15/25		1,785	1,967,962

7.625%, 3/1/26		993	1,098,506

38	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

T-Mobile USA, Inc.

6.375%, 3/1/25		1,395	$1,448,652

6.50%, 1/15/26		595	641,226

4.50%, 2/1/26		980	1,012,389

4.75%, 2/1/28		1,045	1,097,511

TalkTalk Telecom Group PLC

5.375%, 1/15/22(10)	GBP	250	315,312

Telecom Italia SpA

2.50%, 7/19/23(10)	EUR	400	459,292

5.303%, 5/30/24(9)		1,593	1,723,945

2.75%, 4/15/25(10)	EUR	500	570,523

3.00%, 9/30/25(10)	EUR	140	163,294

Telesat Canada/Telesat, LLC

6.50%, 10/15/27(9)(15)		526	536,520

Verizon Communications, Inc.

4.522%, 9/15/48		790	934,344

ViaSat, Inc.

5.625%, 4/15/27(9)		796	837,790

Zayo Group, LLC/Zayo Capital, Inc.

6.375%, 5/15/25		1,349	1,394,259

			$67,189,979

Transportation — 0.2%

A.P. Moller - Maersk A/S

4.50%, 6/20/29(9)		1,000	$1,058,178

FedEx Corp.

4.10%, 2/1/45		500	494,769

JSL Europe S.A.

7.75%, 7/26/24(9)		1,000	1,077,530

XPO CNW, Inc.

6.70%, 5/1/34		1,000	985,000

			$3,615,477

Utilities — 1.3%

AES Corp. (The)

4.00%, 3/15/21		1,060	$1,082,525

5.50%, 4/15/25		309	321,746

6.00%, 5/15/26		1,655	1,762,575

Calpine Corp.

5.50%, 2/1/24		285	288,919

5.75%, 1/15/25		310	318,913

5.25%, 6/1/26(9)		1,040	1,080,300

ENERGO-PRO AS

4.50%, 5/4/24(10)	EUR	450	493,911

Security		Principal Amount* (000’s omitted)	Value

Utilities (continued)

NextEra Energy Operating Partners, L.P.

4.25%, 9/15/24(9)		660	$683,100

4.50%, 9/15/27(9)		851	873,339

NRG Energy, Inc.

7.25%, 5/15/26		3,000	3,297,000

5.75%, 1/15/28		1,455	1,569,581

5.25%, 6/15/29(9)		673	726,201

Pattern Energy Group, Inc.

5.875%, 2/1/24(9)		970	997,887

Southern Co. (The)

3.25%, 7/1/26		1,000	1,033,977

TerraForm Power Operating, LLC

4.25%, 1/31/23(9)		655	671,375

6.625%, 6/15/25(9)		580	614,226

5.00%, 1/31/28(9)		985	1,029,325

Thames Water Kemble Finance PLC

5.875%, 7/15/22(10)	GBP	200	252,709

Vistra Energy Corp.

8.125%, 1/30/26(9)		2,315	2,488,625

Vistra Operations Co., LLC

5.00%, 7/31/27(9)		2,239	2,311,051

			$21,897,285

Total Corporate Bonds & Notes (identified cost $790,250,774)			$811,373,546

Foreign Government Securities — 4.6%
Security		Principal Amount* (000’s omitted)	Value

Bahrain — 0.2%

Kingdom of Bahrain

6.75%, 9/20/29(10)		1,696	$1,884,290

7.00%, 10/12/28(10)		1,839	2,067,108

Total Bahrain			$3,951,398

Barbados — 0.1%

Government of Barbados

6.625%, 12/5/35(7)(10)		2,300	$1,442,560

7.00%, 8/4/22(7)(10)		712	431,970

7.25%, 12/15/21(7)(10)		892	540,731

Total Barbados			$2,415,261

39	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Benin — 0.3%

Benin Government International Bond

5.75%, 3/26/26(10)	EUR	3,820	$4,280,295

Total Benin			$4,280,295

Brazil — 0.0%(5)

Federative Republic of Brazil

5.00%, 1/27/45		200	$207,953

Total Brazil			$207,953

Colombia — 0.2%

Republic of Colombia

5.00%, 6/15/45		2,750	$3,231,965

Total Colombia			$3,231,965

Costa Rica — 0.1%

Costa Rica Government International Bond

9.20%, 2/21/24(10)		1,271	$1,410,810

Total Costa Rica			$1,410,810

Dominican Republic — 0.2%

Dominican Republic

8.625%, 4/20/27(10)		2,671	$3,205,227

Total Dominican Republic			$3,205,227

Ecuador — 0.2%

Republic of Ecuador

7.875%, 3/27/25(10)		2,800	$2,750,748

Total Ecuador			$2,750,748

Egypt — 0.6%

Arab Republic of Egypt

4.75%, 4/11/25(10)	EUR	517	$585,926

4.75%, 4/16/26(10)	EUR	1,388	1,555,350

5.625%, 4/16/30(10)	EUR	112	122,522

6.375%, 4/11/31(10)	EUR	1,538	1,748,296

8.50%, 1/31/47(10)		3,343	3,550,223

8.70%, 3/1/49(10)		1,925	2,075,602

Total Egypt			$9,637,919

El Salvador — 0.3%

Republic of El Salvador

7.125%, 1/20/50(10)		1,629	$1,663,616

Security	Principal Amount* (000’s omitted)	Value

El Salvador (continued)

Republic of El Salvador (continued)

7.65%, 6/15/35(10)	1,254	$1,351,198

8.25%, 4/10/32(10)	647	740,013

8.625%, 2/28/29(10)	769	897,815

Total El Salvador		$4,652,642

Ethiopia — 0.2%

Ethiopia International Bond

6.625%, 12/11/24(10)	2,673	$2,789,479

Total Ethiopia		$2,789,479

Fiji — 0.1%

Republic of Fiji

6.625%, 10/2/20(10)	2,443	$2,442,999

Total Fiji		$2,442,999

Honduras — 0.2%

Republic of Honduras

6.25%, 1/19/27(10)	3,020	$3,280,505

Total Honduras		$3,280,505

Hungary — 0.1%

Hungary Government Bond

5.75%, 11/22/23	820	$930,910

Total Hungary		$930,910

Kenya — 0.2%

Republic of Kenya

7.25%, 2/28/28(10)	2,900	$3,014,767

Total Kenya		$3,014,767

Nigeria — 0.3%

Republic of Nigeria

6.75%, 1/28/21(10)	550	$570,630

7.875%, 2/16/32(10)	1,973	2,082,440

8.747%, 1/21/31(10)	2,590	2,912,520

Total Nigeria		$5,565,590

Rwanda — 0.2%

Republic of Rwanda

6.625%, 5/2/23(10)	3,896	$4,218,932

Total Rwanda		$4,218,932

40	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Seychelles — 0.1%

Republic of Seychelles

8.00%, 1/1/26(10)	1,456	$1,511,004

Total Seychelles		$1,511,004

Sri Lanka — 0.3%

Republic of Sri Lanka

6.125%, 6/3/25(10)	4,230	$4,111,521

6.85%, 11/3/25(10)	1,000	1,004,180

Total Sri Lanka		$5,115,701

Ukraine — 0.7%

Ukraine Government International Bond

0.00%, 5/31/40(10)	3,276	$3,071,656

7.75%, 9/1/20(10)	700	715,750

9.75%, 11/1/28(10)	7,115	8,169,052

Total Ukraine		$11,956,458

Total Foreign Government Securities (identified cost $73,937,160)		$76,570,563

Sovereign Loans — 0.7%
Borrower	Principal Amount (000’s omitted)	Value

Barbados — 0.0%(5)

Government of Barbados

Term Loan, 0.00%, Maturing December 20, 2019(7)(16)	$1,200	$702,360

Total Barbados		$702,360

Kenya — 0.3%

Government of Kenya

Term Loan, 8.65%, (6 mo. USD LIBOR + 6.45%), Maturing June 29, 2025(14)	$4,500	$4,513,320

Total Kenya		$4,513,320

Nigeria — 0.1%

Bank of Industry Limited

Term Loan, 8.34%, (3 mo. USD LIBOR + 6.00%), Maturing May 21, 2021(14)(16)	$1,663	$1,680,728

Total Nigeria		$1,680,728

Borrower	Principal Amount (000’s omitted)	Value

Tanzania — 0.3%

Government of the United Republic of Tanzania

Term Loan, 7.42%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(14)	$3,064	$3,115,104

Term Loan, 7.76%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(14)	1,700	1,717,108

Total Tanzania		$4,832,212

Total Sovereign Loans (identified cost $12,089,920)		$11,728,620

Mortgage Pass-Throughs — 10.9%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

4.50%, with various maturities to 2048	$1,543	$1,599,752

5.50%, with maturity at 2032	482	531,545

6.00%, with maturity at 2021	2	2,483

6.50%, with various maturities to 2036	4,259	4,772,940

7.00%, with various maturities to 2036	3,981	4,483,739

7.13%, with maturity at 2023	43	44,261

7.50%, with various maturities to 2035	2,734	3,021,514

7.65%, with maturity at 2022	25	25,644

8.00%, with various maturities to 2030	832	870,720

8.30%, with maturity at 2020	4	3,739

8.50%, with various maturities to 2031	774	863,001

9.00%, with various maturities to 2031	93	98,751

9.50%, with various maturities to 2025	16	16,235

10.00%, with maturity at 2020	1	1,230

		$16,335,554

Federal National Mortgage Association:

2.967%, (COF + 1.25%), with maturity at 2036(17)	$814	$813,832

4.143%, (6 mo. USD LIBOR + 1.54%), with maturity at 2037(17)	1,155	1,197,502

4.50%, with various maturities to 2049(18)	65,482	69,369,069

4.692%, (1 yr. CMT + 2.259%), with maturity at 2036(17)	6,819	7,168,025

5.00%, with various maturities to 2040(18)	7,605	8,345,425

5.50%, with various maturities to 2033	779	864,611

6.00%, with various maturities to 2029	1,347	1,430,583

6.328%, (COF + 2.00%), with maturity at 2032(17)	2,014	2,192,017

6.50%, with various maturities to 2036(18)	17,021	19,102,583

6.75%, with maturity at 2023	34	35,517

41	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

7.00%, with various maturities to 2037	$4,422	$4,960,645

7.50%, with various maturities to 2035	2,156	2,483,961

7.887%, with maturity at 2027(19)	196	214,387

8.00%, with various maturities to 2027	297	322,052

8.236%, with maturity at 2028(19)	54	59,113

8.241%, with maturity at 2024(19)	11	11,339

8.293%, with maturity at 2029(19)	48	52,106

8.315%, with maturity at 2027(19)	62	68,784

8.50%, with various maturities to 2037	765	851,544

9.00%, with various maturities to 2032	852	933,834

9.168%, with maturity at 2025(19)	5	5,252

9.50%, with various maturities to 2030	230	251,518

10.50%, with maturity at 2021	20	20,407

		$120,754,106

Government National Mortgage Association:

4.00%, with maturity at 2049	$1,791	$1,873,670

4.50%, with maturity at 2047(18)	7,117	7,676,453

5.00%, with various maturities to 2048(18)	24,619	26,072,445

6.00%, with maturity at 2024	298	313,840

6.50%, with maturity at 2024(18)	1,872	1,983,554

7.00%, with maturity at 2026	173	189,870

7.50%, with various maturities to 2032(18)	3,631	3,974,942

8.00%, with various maturities to 2034(18)	2,609	2,925,363

8.50%, with maturity at 2022	59	61,666

9.00%, with various maturities to 2025	406	440,363

9.50%, with various maturities to 2021	56	57,233

		$45,569,399

Total Mortgage Pass-Throughs (identified cost $178,499,867)		$182,659,059

Collateralized Mortgage Obligations — 27.3%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 24, Class J, 6.25%, 11/25/23	$183	$192,494

Series 1497, Class K, 7.00%, 4/15/23	145	154,824

Series 1529, Class Z, 7.00%, 6/15/23	250	267,930

Series 1620, Class Z, 6.00%, 11/15/23	164	173,735

Series 1677, Class Z, 7.50%, 7/15/23	138	148,382

Series 1702, Class PZ, 6.50%, 3/15/24	1,718	1,843,065

Series 2113, Class QG, 6.00%, 1/15/29	419	465,309

Series 2122, Class K, 6.00%, 2/15/29	83	92,340

Series 2130, Class K, 6.00%, 3/15/29	56	62,562

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 2167, Class BZ, 7.00%, 6/15/29	$66	$74,081

Series 2182, Class ZB, 8.00%, 9/15/29	653	750,274

Series 2198, Class ZA, 8.50%, 11/15/29	728	830,943

Series 2458, Class ZB, 7.00%, 6/15/32	737	862,664

Series 3762, Class SH, 5.80%, (10.00% - 1 mo. USD LIBOR x 2.00), 11/15/40(20)	733	892,847

Series 4097, Class PE, 3.00%, 11/15/40	1,423	1,450,737

Series 4273, Class PU, 4.00%, 11/15/43	2,263	2,554,538

Series 4273, Class SP, 6.399%, (12.00% - 1 mo. USD LIBOR x 2.67), 11/15/43(20)	503	748,066

Series 4337, Class YT, 3.50%, 4/15/49	5,042	5,120,024

Series 4407, Class LN, 4.426%, (9.32% - 1 mo. USD LIBOR x 2.33), 12/15/43(20)	108	110,134

Series 4416, Class SU, 4.40%, (8.60% - 1 mo. USD LIBOR x 2.00), 12/15/44(20)	1,728	1,734,033

Series 4452, Class ZJ, 3.00%, 11/15/44	3,090	3,059,994

Series 4584, Class PM, 3.00%, 5/15/46	3,709	3,768,667

Series 4594, Class FM, 3.10%, (1 mo. USD LIBOR + 1.00%), 6/15/46(14)	543	547,176

Series 4608, Class TV, 3.50%, 1/15/55	6,855	6,939,920

Series 4617, Class CZ, 3.50%, 5/15/46	847	845,618

Series 4630, Class CZ, 3.00%, 12/15/43	9,343	9,433,095

Series 4637, Class CU, 3.00%, 8/15/44	6,466	6,618,383

Series 4637, Class QF, 3.10%, (1 mo. USD LIBOR + 1.00%), 4/15/44(14)	11,910	11,931,496

Series 4639, Class KF, 3.40%, (1 mo. USD LIBOR + 1.30%), 12/15/44(14)	3,653	3,722,828

Series 4677, Class SB, 7.599%, (16.00% - 1 mo. USD LIBOR x 4.00), 4/15/47(20)	2,685	2,937,139

Series 4678, Class PC, 3.00%, 1/15/46	11,264	11,319,970

Series 4746, Class CZ, 4.00%, 11/15/47	833	835,591

Series 4751, Class ZC, 4.00%, 11/15/47	4,796	4,819,664

Series 4774, Class MH, 4.50%, 12/15/42	6,994	7,318,046

Series 4774, Class QD, 4.50%, 1/15/43	16,732	17,488,690

Series 4776, Class C, 4.50%, 3/15/43	6,357	6,641,585

Series 4858, Class LA, 4.50%, 8/15/43	8,733	9,197,342

Series 4859, Class GA, 4.50%, 10/15/43	13,718	14,016,490

Series 4911, Class JZ, 3.50%, 9/25/49	5,015	5,009,283

Series 4914, Class DZ, 4.00%, 9/25/49	4,726	4,724,470

Interest Only:(21)

Series 267, Class S5, 3.973%, (6.00% - 1 mo. USD LIBOR), 8/15/42(20)	6,429	1,017,683

Series 284, Class S6, 4.073%, (6.10% - 1 mo. USD LIBOR), 10/15/42(20)	3,633	626,859

Series 362, Class C7, 3.50%, 9/15/47	22,254	2,680,419

Series 362, Class C11, 4.00%, 12/15/47	18,492	2,602,387

Series 3973, Class SG, 4.623%, (6.65% - 1 mo. USD LIBOR), 4/15/30(20)	1,736	77,350

42	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Interest Only:(21) (continued)

Series 4067, Class JI, 3.50%, 6/15/27	$3,156	$278,841

Series 4070, Class S, 4.073%, (6.10% - 1 mo. USD LIBOR), 6/15/32(20)	7,517	1,195,037

Series 4088, Class EI, 3.50%, 9/15/41	9,440	942,964

Series 4094, Class CS, 3.973%, (6.00% - 1 mo. USD LIBOR), 8/15/42(20)	3,408	632,734

Series 4095, Class HS, 4.073%, (6.10% - 1 mo. USD LIBOR), 7/15/32(20)	2,298	298,549

Series 4109, Class ES, 4.123%, (6.15% - 1 mo. USD LIBOR), 12/15/41(20)	89	19,300

Series 4109, Class KS, 4.073%, (6.10% - 1 mo. USD LIBOR), 5/15/32(20)	466	5,963

Series 4110, Class SA, 3.623%, (5.65% - 1 mo. USD LIBOR), 9/15/42(20)	4,415	773,585

Series 4149, Class S, 4.223%, (6.25% - 1 mo. USD LIBOR), 1/15/33(20)	3,603	593,098

Series 4188, Class AI, 3.50%, 4/15/28	2,309	178,070

Series 4203, Class QS, 4.223%, (6.25% - 1 mo. USD LIBOR), 5/15/43(20)	6,659	951,005

Series 4408, Class IP, 3.50%, 4/15/44	6,256	765,297

Series 4435, Class BI, 3.50%, 7/15/44	14,214	1,816,747

Series 4629, Class QI, 3.50%, 11/15/46	7,159	980,503

Series 4644, Class TI, 3.50%, 1/15/45	7,721	817,519

Series 4653, Class PI, 3.50%, 7/15/44	3,583	227,749

Series 4667, Class PI, 3.50%, 5/15/42	9,753	733,061

Series 4676, Class DI, 4.00%, 7/15/44	16,373	1,136,295

Series 4744, Class IO, 4.00%, 11/15/47	10,770	1,573,026

Series 4749, Class IL, 4.00%, 12/15/47	4,859	706,502

Series 4767, Class IM, 4.00%, 5/15/45	8,168	622,549

Series 4793, Class SD, 4.173%, (6.20% - 1 mo. USD LIBOR), 6/15/48(20)	27,260	3,441,238

Principal Only:(22)

Series 242, Class PO, 0.00%, 11/15/36	4,317	4,003,358

Series 259, Class PO, 0.00%, 4/15/39	2,568	2,402,281

Series 3606, Class PO, 0.00%, 12/15/39	2,907	2,642,451

Series 4417, Class KO, 0.00%, 12/15/43	538	422,742

Series 4478, Class PO, 0.00%, 5/15/45	2,041	1,824,350

Series 4754, Class JO, 0.00%, 4/15/44	2,231	1,922,838

		$188,616,779

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2017-DNA2, Class M2, 5.468%, (1 mo. USD LIBOR + 3.45%), 10/25/29(14)	$3,000	$3,170,862

Series 2018-DNA1, Class M2, 3.818%, (1 mo. USD LIBOR + 1.80%), 7/25/30(14)	7,517	7,526,049

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes: (continued)

Series 2018-DNA2, Class M2, 4.168%, (1 mo. USD LIBOR + 2.15%), 12/25/30(9)(14)	$7,000	$7,056,844

		$17,753,755

Federal National Mortgage Association:

Series G92-44, Class Z, 8.00%, 7/25/22	$1	$612

Series G92-44, Class ZQ, 8.00%, 7/25/22	1	995

Series G92-46, Class Z, 7.00%, 8/25/22	61	63,390

Series G92-60, Class Z, 7.00%, 10/25/22	93	97,184

Series G93-35, Class ZQ, 6.50%, 11/25/23	2,176	2,306,037

Series G93-40, Class H, 6.40%, 12/25/23	483	512,923

Series 1990-17, Class G, 9.00%, 2/25/20	1	1,004

Series 1990-27, Class Z, 9.00%, 3/25/20	1	754

Series 1990-29, Class J, 9.00%, 3/25/20	2	1,764

Series 1990-43, Class Z, 9.50%, 4/25/20	1	1,497

Series 1991-98, Class J, 8.00%, 8/25/21	21	21,642

Series 1992-77, Class ZA, 8.00%, 5/25/22	119	125,393

Series 1992-103, Class Z, 7.50%, 6/25/22	11	11,719

Series 1992-113, Class Z, 7.50%, 7/25/22	29	30,791

Series 1992-185, Class ZB, 7.00%, 10/25/22	47	49,317

Series 1993-16, Class Z, 7.50%, 2/25/23	113	120,221

Series 1993-22, Class PM, 7.40%, 2/25/23	88	94,181

Series 1993-25, Class J, 7.50%, 3/25/23	139	148,422

Series 1993-30, Class PZ, 7.50%, 3/25/23	243	259,257

Series 1993-42, Class ZQ, 6.75%, 4/25/23	329	348,239

Series 1993-56, Class PZ, 7.00%, 5/25/23	52	55,682

Series 1993-156, Class ZB, 7.00%, 9/25/23	66	70,935

Series 1994-45, Class Z, 6.50%, 2/25/24	448	475,922

Series 1994-89, Class ZQ, 8.00%, 7/25/24	332	365,262

Series 1996-57, Class Z, 7.00%, 12/25/26	344	380,954

Series 1997-77, Class Z, 7.00%, 11/18/27	183	206,234

Series 1998-44, Class ZA, 6.50%, 7/20/28	195	214,596

Series 1999-45, Class ZG, 6.50%, 9/25/29	55	61,681

Series 2000-22, Class PN, 6.00%, 7/25/30	671	750,277

Series 2002-1, Class G, 7.00%, 7/25/23	73	78,112

Series 2002-21, Class PE, 6.50%, 4/25/32	461	528,401

Series 2005-75, Class CS, 16.127%, (24.20% - 1 mo. USD LIBOR x 4.00), 9/25/35(20)	948	1,735,943

Series 2007-74, Class AC, 5.00%, 8/25/37	5,190	5,677,994

Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(20)	543	606,494

Series 2011-109, Class PE, 3.00%, 8/25/41	3,740	3,735,347

Series 2012-134, Class ZT, 2.00%, 12/25/42	3,342	3,124,645

Series 2013-6, Class TA, 1.50%, 1/25/43	4,920	4,775,290

Series 2013-52, Class MD, 1.25%, 6/25/43	5,010	4,752,500

43	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2013-67, Class NF, 3.018%, (1 mo. USD LIBOR + 1.00%), 7/25/43(14)	$2,784	$2,792,681

Series 2014-64, Class PA, 3.00%, 3/25/44	3,886	3,954,757

Series 2016-22, Class ZE, 3.00%, 6/25/44	765	775,419

Series 2017-13, Class KF, 3.10%, (1 mo. USD LIBOR + 1.00%), 2/25/47(14)	861	867,769

Series 2017-15, Class LE, 3.00%, 6/25/46	12,837	12,926,952

Series 2017-39, Class JZ, 3.00%, 5/25/47	997	1,002,420

Series 2017-48, Class LG, 2.75%, 5/25/47	7,402	7,534,118

Series 2017-66, Class ZJ, 3.00%, 9/25/57	2,917	2,893,386

Series 2017-75, Class Z, 3.00%, 9/25/57	1,960	1,944,597

Series 2017-76, Class Z, 3.00%, 10/25/57	1,900	1,879,997

Series 2017-96, Class Z, 3.00%, 12/25/57	3,343	3,310,907

Series 2017-110, Class Z, 3.00%, 2/25/57	3,015	2,979,461

Series 2018-18, Class QD, 4.50%, 5/25/45	27,334	29,016,309

Series 2018-50, Class MZ, 4.50%, 7/25/48	1,335	1,338,485

Series 2019-50, Class NZ, 3.50%, 9/25/49	4,889	4,901,391

Interest Only:(21)

Series 2010-99, Class NS, 4.582%, (6.60% - 1 mo. USD LIBOR), 3/25/39(20)	493	6,681

Series 2010-124, Class SJ, 4.032%, (6.05% - 1 mo. USD LIBOR), 11/25/38(20)	1,516	66,199

Series 2011-101, Class IC, 3.50%, 10/25/26	7,789	577,911

Series 2011-101, Class IE, 3.50%, 10/25/26	2,542	189,300

Series 2012-24, Class S, 3.482%, (5.50% - 1 mo. USD LIBOR), 5/25/30(20)	1,574	71,178

Series 2012-33, Class CI, 3.50%, 3/25/27	4,606	349,745

Series 2012-56, Class SU, 4.732%, (6.75% - 1 mo. USD LIBOR), 8/25/26(20)	322	9,941

Series 2012-94, Class KS, 4.505%, (6.65% - 1 mo. USD LIBOR), 5/25/38(20)	5,119	483,009

Series 2012-97, Class PS, 4.132%, (6.15% - 1 mo. USD LIBOR), 3/25/41(20)	7,170	876,152

Series 2012-103, Class GS, 4.082%, (6.10% - 1 mo. USD LIBOR), 2/25/40(20)	3,842	172,139

Series 2012-118, Class IN, 3.50%, 11/25/42	8,622	1,312,075

Series 2012-124, Class IO, 1.572%, 11/25/42(19)	3,845	187,429

Series 2012-125, Class IG, 3.50%, 11/25/42	25,643	3,948,135

Series 2012-150, Class SK, 4.132%, (6.15% - 1 mo. USD LIBOR), 1/25/43(20)	4,784	711,796

Series 2013-12, Class SP, 3.505%, (5.65% - 1 mo. USD LIBOR), 11/25/41(20)	2,501	222,948

Series 2013-15, Class DS, 4.182%, (6.20% - 1 mo. USD LIBOR), 3/25/33(20)	9,498	1,613,311

Series 2013-16, Class SY, 4.132%, (6.15% - 1 mo. USD LIBOR), 3/25/43(20)	2,215	383,301

Series 2013-54, Class HS, 4.282%, (6.30% - 1 mo. USD LIBOR), 10/25/41(20)	2,395	164,292

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Interest Only:(21) (continued)

Series 2013-64, Class PS, 4.232%, (6.25% - 1 mo. USD LIBOR), 4/25/43(20)	$3,523	$463,831

Series 2013-75, Class SC, 4.232%, (6.25% - 1 mo. USD LIBOR), 7/25/42(20)	7,947	705,166

Series 2014-32, Class EI, 4.00%, 6/25/44	1,431	231,353

Series 2014-55, Class IN, 3.50%, 7/25/44	3,380	435,561

Series 2014-89, Class IO, 3.50%, 1/25/45	4,312	566,583

Series 2015-17, Class SA, 4.055%, (6.20% - 1 mo. USD LIBOR), 11/25/43(20)	5,233	621,207

Series 2015-52, Class MI, 3.50%, 7/25/45	3,656	489,900

Series 2015-95, Class SB, 3.855%, (6.00% - 1 mo. USD LIBOR), 1/25/46(20)	12,848	2,191,256

Series 2016-1, Class SJ, 4.132%, (6.15% - 1 mo. USD LIBOR), 2/25/46(20)	18,976	3,346,794

Series 2017-46, Class NI, 3.00%, 8/25/42	11,507	1,030,058

Series 2018-21, Class IO, 3.00%, 4/25/48	21,311	2,724,375

Series 2019-1, Class AS, 3.855%, (6.00% - 1 mo. USD LIBOR), 2/25/49(20)	25,650	5,021,947

Series 2019-33, Class SK, 4.032%, (6.05% -1 mo. USD LIBOR), 7/25/49(20)	30,558	3,272,288

Principal Only:(22)

Series 379, Class 1, 0.00%, 5/25/37	2,817	2,616,791

Series 2006-8, Class WQ, 0.00%, 3/25/36	3,989	3,659,417

		$148,632,329

Federal National Mortgage Association Connecticut Avenue Securities

Series 2017-C03, Class 1M2, 5.018%, (1 mo. USD LIBOR + 3.00%), 10/25/29(14)	$2,750	$2,862,793

		$2,862,793

Government National Mortgage Association:

Series 2011-156, Class GA, 2.00%, 12/16/41	$593	$577,648

Series 2016-129, Class ZC, 2.00%, 6/20/45	79	79,318

Series 2017-82, Class TZ, 2.50%, 2/16/43	476	470,653

Series 2017-121, Class DF, 2.672%, (1 mo. USD LIBOR + 0.50%), 8/20/47(14)	13,068	13,040,145

Series 2017-137, Class AF, 2.672%, (1 mo. USD LIBOR + 0.50%), 9/20/47(14)	7,363	7,364,628

Series 2017-141, Class KZ, 3.00%, 9/20/47	2,543	2,538,778

Series 2018-6, Class JZ, 4.00%, 1/20/48	4,436	4,845,286

Series 2018-67, Class LT, 4.50%, (13.50% - 1 mo. USD LIBOR x 2.25, Cap 4.50%), 4/20/48(20)	3,302	3,327,849

Series 2018-139, Class UF, 3.10%, (1 mo. USD LIBOR + 1.00%), 10/20/48(14)	1,192	1,192,530

Series 2019-97, Class ZC, 3.50%, 8/20/49	9,979	9,959,834

Series 2019-108, Class KZ, 3.50%, 8/20/49	4,808	4,814,815

44	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

Series 2019-110, Class ZD, 3.50%, 9/20/49	$40,000	$40,006,142

Series 2019-117, Class Z, 3.50%, 9/20/49	10,000	10,014,064

Interest Only:(21)

Series 2017-104, Class SD, 4.156%, (6.20% - 1 mo. USD LIBOR), 7/20/47(20)	7,979	1,437,366

Series 2018-105, Class SE, 4.156%, (6.20% - 1 mo. USD LIBOR), 8/20/48(20)	8,760	1,364,390

		$101,033,446

Total Collateralized Mortgage Obligations (identified cost $479,555,658)		$458,899,102

Commercial Mortgage-Backed Securities — 5.3%
Security	Principal Amount (000’s omitted)	Value

Agate Bay Mortgage Trust

Series 2015-1, Class A4, 3.50%, 1/25/45(9)(19)	$2,022	$2,048,935

CFCRE Commercial Mortgage Trust

Series 2016-C3, Class D, 3.052%, 1/10/48(9)(19)	3,500	3,206,795

Series 2016-C7, Class D, 4.581%, 12/10/54(9)(19)	1,675	1,665,099

Citigroup Commercial Mortgage Trust

Series 2015-P1, Class D, 3.225%, 9/15/48(9)	1,000	947,599

Series 2017-MDRB, Class C, 4.528%, (1 mo. USD LIBOR + 2.50%), 7/15/30(9)(14)	5,000	5,004,544

COMM Mortgage Trust

Series 2013-CR11, Class D, 5.286%, 8/10/50(9)(19)	4,500	4,590,021

Series 2015-CR22, Class D, 4.254%, 3/10/48(9)(19)	4,100	4,094,053

Credit Suisse Mortgage Trust

Series 2016-NXSR, Class C, 4.506%, 12/15/49(19)	2,770	2,930,128

Series 2016-NXSR, Class D, 4.506%, 12/15/49(9)(19)	3,000	2,719,861

JPMBB Commercial Mortgage Securities Trust

Series 2014-C22, Class C, 4.709%, 9/15/47(19)	730	754,863

Series 2014-C22, Class D, 4.709%, 9/15/47(9)(19)	5,276	4,896,282

Series 2014-C25, Class D, 4.104%, 11/15/47(9)(19)	2,974	2,685,090

Series 2015-C29, Class D, 3.795%, 5/15/48(19)	2,000	1,738,722

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2011-C5, Class D, 5.554%, 8/15/46(9)(19)	7,167	7,313,385

Series 2012-CBX, Class AS, 4.271%, 6/15/45	1,000	1,047,377

Series 2013-C13, Class D, 4.201%, 1/15/46(9)(19)	3,000	3,074,847

Series 2013-C16, Class D, 5.195%, 12/15/46(9)(19)	3,500	3,698,749

Series 2014-DSTY, Class B, 3.771%, 6/10/27(9)	2,600	2,588,648

Security	Principal Amount (000’s omitted)	Value

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2015-C23, Class D, 4.268%, 7/15/50(9)(19)	$2,000	$2,016,560

Series 2016-C32, Class D, 3.396%, 12/15/49(9)(19)	1,600	1,335,472

Morgan Stanley Capital I Trust

Series 2016-UB12, Class D, 3.312%, 12/15/49(9)	4,489	3,523,562

Series 2017-CLS, Class A, 2.728%, (1 mo. USD LIBOR + 0.70%), 11/15/34(9)(14)	2,000	2,001,510

Series 2019-BPR, Class C, 5.078%, (1 mo. USD LIBOR + 3.05%), 5/15/36(9)(14)	1,845	1,852,460

Motel 6 Trust

Series 2017-MTL6, Class C, 3.428%, (1 mo. USD LIBOR + 1.40%), 8/15/34(9)(14)	2,521	2,525,680

RETL Trust

Series 2019-RVP, Class B, 3.578%, (1 mo. USD LIBOR + 1.55%), 3/15/36(9)(14)	735	737,237

UBS Commercial Mortgage Trust

Series 2012-C1, Class D, 5.728%, 5/10/45(9)(19)	3,000	3,010,045

UBS-Barclays Commercial Mortgage Trust

Series 2013-C6, Class D, 4.454%, 4/10/46(9)(19)	4,437	4,326,934

Wells Fargo Commercial Mortgage Trust

Series 2013-LC12, Class D, 4.42%, 7/15/46(9)(19)	3,000	2,664,818

Series 2015-C31, Class D, 3.852%, 11/15/48	2,475	2,302,534

Series 2015-LC22, Class C, 4.695%, 9/15/58(19)	1,250	1,326,824

Series 2015-SG1, Class C, 4.616%, 9/15/48(19)	2,575	2,684,917

Series 2016-C35, Class D, 3.142%, 7/15/48(9)	1,850	1,630,336

Series 2016-C36, Class D, 2.942%, 11/15/59(9)	1,500	1,190,324

Total Commercial Mortgage-Backed Securities (identified cost $83,844,664)		$88,134,211

Asset-Backed Securities — 5.8%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd.

Series 2018-1A, Class E, 8.278%, (3 mo. USD LIBOR + 6.00%), 7/20/31(9)(14)	$1,000	$911,574

AMMC CLO XII, Ltd.

Series 2013-12A, Class ER, 8.361%, (3 mo. USD LIBOR + 6.18%), 11/10/30(9)(14)	2,000	1,791,515

Ares LII CLO, Ltd.

Series 2019-52A, Class E, 8.828%, (3 mo. USD LIBOR + 6.55%), 4/22/31(9)(14)	1,000	979,301

Ares XL CLO, Ltd.

Series 2016-40A, Class DR, 8.653%, (3 mo. USD LIBOR + 6.35%), 1/15/29(9)(14)	1,000	966,707

45	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Ares XXXVR CLO, Ltd.

Series 2015-35RA, Class E, 8.003%, (3 mo. USD LIBOR + 5.70%), 7/15/30(9)(14)	$2,000	$1,811,078

Babson CLO, Ltd.

Series 2016-1A, Class ER, 8.259%, (3 mo. USD LIBOR + 6.00%), 7/23/30(9)(14)	1,000	888,587

Bain Capital Credit CLO, Ltd.

Series 2017-2A, Class E, 8.626%, (3 mo. USD LIBOR + 6.35%), 7/25/30(9)(14)	2,000	1,903,545

Benefit Street Partners CLO XVI, Ltd.

Series 2018-16A, Class E, 9.003%, (3 mo. USD LIBOR + 6.70%), 1/17/32(9)(14)	3,000	2,886,260

Benefit Street Partners CLO XVII, Ltd.

Series 2019-17A, Class E, 8.874%, (3 mo. USD LIBOR + 6.60%), 7/15/32(9)(14)	3,000	2,943,028

BlueMountain CLO XXIV, Ltd.

Series 2019-24A, Class E, 9.238%, (3 mo. USD LIBOR + 6.76%), 4/20/31(9)(14)	1,000	993,242

BlueMountain CLO XXV, Ltd.

Series 2019-25A, Class E, 8.986%, (3 mo. USD LIBOR + 6.70%), 7/15/32(9)(14)	4,500	4,404,690

BlueMountain CLO, Ltd.

Series 2016-3A, Class ER, 8.108%, (3 mo. USD LIBOR + 5.95%), 11/15/30(9)(14)	2,000	1,824,143

Series 2018-1A, Class E, 8.216%, (3 mo. USD LIBOR + 5.95%), 7/30/30(9)(14)	1,000	916,184

Canyon Capital CLO, Ltd.

Series 2016-2A, Class ER, 8.30%, (3 mo. USD LIBOR + 6.00%), 10/15/31(9)(14)	3,350	2,942,384

Series 2019-2A, Class E, 9.238%, (3 mo. USD LIBOR + 7.15%), 10/15/32(9)(14)	1,000	1,001,000

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class DR2, 8.803%, (3 mo. USD LIBOR + 6.50%), 1/14/32(9)(14)	2,000	1,849,333

Series 2014-4RA, Class D, 7.953%, (3 mo. USD LIBOR + 5.65%), 7/15/30(9)(14)	1,250	1,096,070

Series 2015-5A, Class DR, 8.978%, (3 mo. USD LIBOR + 6.70%), 1/20/32(9)(14)	1,000	941,876

Series C17A, Class DR, 8.266%, (3 mo. USD LIBOR + 6.00%), 4/30/31(9)(14)	1,750	1,593,700

Cedar Funding X CLO, Ltd.

Series 2019-10A, Class E, 9.131%, (3 mo. USD LIBOR + 7.00%), 10/20/32(9)(14)	1,500	1,494,333

Cole Park CLO, Ltd.

Series 2015-1A, Class ER, 8.878%, (3 mo. USD LIBOR + 6.60%), 10/20/28(9)(14)	2,000	1,941,495

Dryden Senior Loan Fund

Series 2015-41A, Class ER, 7.603%, (3 mo. USD LIBOR + 5.30%), 4/15/31(9)(14)	2,000	1,735,084

Series 2016-42A, Class ER, 7.853%, (3 mo. USD LIBOR + 5.55%), 7/15/30(9)(14)	1,000	902,013

Security	Principal Amount (000’s omitted)	Value

First Investors Auto Owner Trust

Series 2015-1A, Class C, 2.71%, 6/15/21(9)	$356	$355,722

FOCUS Brands Funding, LLC

Series 2017-1A, Class A2I, 3.857%, 4/30/47(9)	1,584	1,595,061

Galaxy XIX CLO, Ltd.

Series 2015-19A, Class D2R, 9.283%, (3 mo. USD LIBOR + 7.00%), 7/24/30(9)(14)	1,600	1,493,990

Galaxy XV CLO, Ltd.

Series 2013-15A, Class ER, 8.948%, (3 mo. USD LIBOR + 6.65%), 10/15/30(9)(14)	3,275	3,097,817

Galaxy XXI CLO, Ltd.

Series 2015-21A, Class ER, 7.528%, (3 mo. USD LIBOR + 5.25%), 4/20/31(9)(14)	1,100	957,071

Galaxy XXV CLO, Ltd.

Series 2018-25A, Class E, 8.226%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(14)	1,000	903,548

Golub Capital Partners CLO, Ltd.

Series 2018-37A, Class E, 8.028%, (3 mo. USD LIBOR + 5.75%), 7/20/30(9)(14)	3,000	2,708,648

Kayne CLO 5, Ltd.

Series 2019-5A, Class E, 8.881%, (3 mo. USD LIBOR + 6.70%), 7/24/32(9)(14)	4,550	4,480,474

Madison Park Funding XVII, Ltd.

Series 2015-17A, Class ER, 8.778%, (3 mo. USD LIBOR + 6.50%), 7/21/30(9)(14)	2,000	1,928,088

Madison Park Funding XXXVII, Ltd.

Series 2019-37A, Class E, 8.853%, (3 mo. USD LIBOR + 6.55%), 7/15/32(9)(14)	5,500	5,447,926

Magnetite XXII, Ltd.

Series 2019-22A, Class E, 9.126%, (3 mo. USD LIBOR + 6.75%), 4/15/31(9)(14)	1,500	1,502,053

Marlette Funding Trust

Series 2018-1A, Class A, 2.61%, 3/15/28(9)	105	104,811

MVW Owner Trust

Series 2014-1A, Class A, 2.25%, 9/22/31(9)	412	411,411

Neuberger Berman CLO XIV, Ltd.

Series 2013-14A, Class ER, 8.706%, (3 mo. USD LIBOR + 6.45%), 1/28/30(9)(14)	750	688,688

Neuberger Berman CLO XXII, Ltd.

Series 2016-22A, Class ER, 8.363%, (3 mo. USD LIBOR + 6.06%), 10/17/30(9)(14)	1,500	1,354,577

Neuberger Berman Loan Advisers CLO 30, Ltd.

Series 2018-30A, Class E, 9.028%, (3 mo. USD LIBOR + 6.75%), 1/20/31(9)(14)	2,000	1,956,031

Neuberger Berman Loan Advisers CLO 31, Ltd.

Series 2019-31A, Class E, 9.122%, (3 mo. USD LIBOR + 6.75%), 4/20/31(9)(14)	1,000	1,002,881

Neuberger Berman Loan Advisers CLO 33, Ltd.

Series 2019-33A, Class E, 8.94%, (3 mo. USD LIBOR + 6.80%), 10/16/32(9)(14)	2,250	2,265,306

46	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Palmer Square CLO, Ltd.

Series 2013-2A, Class DRR, 8.153%, (3 mo. USD LIBOR + 5.85%), 10/17/31(9)(14)	$2,000	$1,893,358

Series 2018-2A, Class D, 7.922%, (3 mo. USD LIBOR + 5.60%), 7/16/31(9)(14)	1,000	918,610

Series 2019-1A, Class D, (3 mo. USD LIBOR + 7.00%), 11/14/32(9)(15)	2,000	2,000,000

Purchasing Power Funding, LLC

Series 2018-A, Class A, 3.34%, 8/15/22(9)	3,200	3,205,597

Regatta IX Funding, Ltd.

Series 2017-1A, Class E, 8.30%, (3 mo. USD LIBOR + 6.00%), 4/17/30(9)(14)	450	424,935

Regatta XII Funding, Ltd.

Series 2019-1A, Class E, (3 mo. USD LIBOR + 6.85%), 10/15/32(9)(15)	2,000	2,000,000

Regatta XIII Funding, Ltd.

Series 2018-2A, Class D, 8.253%, (3 mo. USD LIBOR + 5.95%), 7/15/31(9)(14)	2,000	1,800,570

Regatta XIV Funding, Ltd.

Series 2018-3A, Class E, 8.823%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(14)	1,000	940,093

Sierra Timeshare Receivables Funding, LLC

Series 2015-1A, Class B, 3.05%, 3/22/32(9)	312	311,611

Southwick Park CLO, LLC

Series 2019-4A, Class E, 8.866%, (3 mo. USD LIBOR + 6.70%), 7/20/32(9)(14)	6,000	5,914,335

Trafigura Securitisation Finance PLC

Series 2017-1A, Class B, 3.727%, (1 mo. USD LIBOR + 1.70%), 12/15/20(9)(14)	1,500	1,503,950

Tricon American Homes Trust

Series 2016-SFR1, Class D, 3.886%, 11/17/33(9)	1,300	1,316,836

Vibrant CLO IX, Ltd.

Series 2018-9A, Class D, 8.528%, (3 mo. USD LIBOR + 6.25%), 7/20/31(9)(14)	1,000	890,210

Vibrant CLO XI, Ltd.

Series 2019-11A, Class D, 9.023%, (3 mo. USD LIBOR + 6.77%), 7/20/32(9)(14)	575	555,475

Voya CLO, Ltd.

Series 2015-3A, Class DR, 8.478%, (3 mo. USD LIBOR + 6.20%), 10/20/31(9)(14)	3,000	2,725,184

Series 2016-3A, Class DR, 8.38%, (3 mo. USD LIBOR + 6.08%), 10/18/31(9)(14)	1,400	1,268,995

Total Asset-Backed Securities (identified cost $101,937,984)		$98,641,004

Common Stocks — 0.5%
Security	Shares	Value

Aerospace and Defense — 0.0%(5)

IAP Global Services, LLC(3)(23)(24)	31	$423,833

		$423,833

Automotive — 0.0%(5)

Dayco Products, LLC(23)(24)	27,250	$735,750

		$735,750

Business Equipment and Services — 0.0%(5)

Crossmark Holdings, Inc.(23)(24)	4,883	$366,225

		$366,225

Electronics / Electrical — 0.0%(5)

Answers Corp.(3)(23)	78,756	$159,087

		$159,087

Health Care — 0.0%(5)

New Millennium Holdco, Inc.(23)(24)	42,216	$2,955

		$2,955

Nonferrous Metals / Minerals — 0.0%

ASP United/GHX Holding, LLC(3)(23)(24)	76,163	$0

		$0

Oil and Gas — 0.2%

AFG Holdings, Inc.(3)(23)(24)	29,751	$1,553,597

Fieldwood Energy, Inc.(23)(24)	10,085	297,508

Nine Point Energy Holdings, Inc.(3)(24)(25)	29,787	298

Samson Resources II, LLC, Class A(23)(24)	45,294	1,106,872

Southcross Holdings Group, LLC(3)(23)(24)	78	0

Southcross Holdings L.P., Class A(23)(24)	78	37,050

		$2,995,325

Publishing — 0.2%

ION Media Networks, Inc.(3)(23)	5,187	$2,563,363

Tweddle Group, Inc.(3)(23)(24)	5,433	16,408

		$2,579,771

Radio and Television — 0.1%

Clear Channel Outdoor Holdings, Inc.(23)(24)	74,443	$187,596

Cumulus Media, Inc.(23)(24)	50,522	734,590

iHeartMedia, Inc., Class A(23)(24)	31,657	474,855

		$1,397,041

47	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%(5)

David’s Bridal, Inc.(23)(24)	34,254	$17,127

		$17,127

Total Common Stocks (identified cost $7,068,282)		$8,677,114

Convertible Preferred Stocks — 0.0%(5)
Security	Shares	Value

Oil and Gas — 0.0%(5)

Nine Point Energy Holdings, Inc., Series A, 12.00%(3)(24)(25)	555	$449,735

Total Convertible Preferred Stocks (identified cost $555,000)		$449,735

Preferred Stocks — 0.1%
Security	Shares	Value

Pipelines — 0.1%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(11)	31,500	$664,650

Total Preferred Stocks (identified cost $702,450)		$664,650

Closed-End Funds — 1.4%
Security	Shares	Value

BlackRock Corporate High Yield Fund, Inc.	2,089,114	$22,457,976

Total Closed-End Funds (identified cost $25,357,186)		$22,457,976

Miscellaneous — 0.0%(5)
Security	Principal Amount/ Shares	Value

Cable and Satellite Television — 0.0%

ACC Claims Holdings, LLC(3)(24)	2,257,600	$0

		$0

Oil and Gas — 0.0%(5)

Paragon Offshore Finance Company, Class A(23)(24)	2,021	$1,112

Paragon Offshore Finance Company, Class B(23)(24)	1,011	29,824

		$30,936

Security	Principal Amount/ Shares	Value

Telecommunications — 0.0%

Avaya, Inc., Escrow Certificates(3)(24)	$1,135,000	$0

		$0

Total Miscellaneous (identified cost $21,988)		$30,936

Short-Term Investments — 1.7%

U.S. Treasury Obligations — 0.0%(5)
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 10/31/19(26)	$500	$499,157

Total U.S. Treasury Obligations (identified cost $499,156)		$499,157

Other — 1.7%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.09%(27)	28,560,740	$28,557,884

Total Other (identified cost $28,557,876)		$28,557,884

Total Short-Term Investments (identified cost $29,057,032)		$29,057,041

Total Investments — 154.2% (identified cost $2,610,363,966)		$2,588,115,518

Less Unfunded Loan Commitments — (0.1)%		$(846,169)

Net Investments — 154.1% (identified cost $2,609,517,797)		$2,587,269,349

Other Assets, Less Liabilities — (41.2)%		$(691,754,569)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (12.9)%		$(216,072,283)

Net Assets Applicable to Common Shares — 100.0%		$1,679,442,497

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The

48	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At September 30, 2019, the total value of unfunded loan commitments is $920,608. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 13).

(4)

The stated interest rate represents the weighted average interest rate at September 30, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)	Amount is less than 0.05%.

(6)	This Senior Loan will settle after September 30, 2019, at which time the interest rate will be determined.

(7)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(8)	Fixed-rate loan.

(9)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2019, the aggregate value of these securities is $638,619,309 or 37.9% of the Fund’s net assets applicable to common shares.

(10)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2019, the aggregate value of these securities is $108,445,221 or 6.5% of the Fund’s net assets applicable to common shares.

(11)	Security converts to variable rate after the indicated fixed-rate coupon period.

(12)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(13)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(14)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2019.

(15)	When-issued security. For a variable rate security, interest rate will be determined after September 30, 2019.

(16)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(17)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at September 30, 2019.

(18)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(19)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2019.

(20)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at September 30, 2019.

(21)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(22)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(23)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(24)	Non-income producing security.

(25)	Restricted security (see Note 7).

(26)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(27)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2019.

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	19,140	USD	21,101	11/1/19	$(192)

USD	4,235,014	EUR	3,841,527	11/1/19	38,476

USD	44,131	EUR	40,010	11/1/19	423

EUR	273,518	USD	306,969	1/22/20	(6,256)

EUR	670,357	USD	754,822	1/22/20	(17,813)

USD	2,862,854	EUR	2,513,204	1/22/20	99,769

					$114,407

49	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	2,663,619	EUR	2,368,565	Standard Chartered Bank	10/4/19	$81,609	$—

EUR	200,000	USD	218,920	State Street Bank and Trust Company	10/7/19	—	(847)

USD	1,533,703	EUR	1,341,245	Citibank, N.A.	10/15/19	70,376	—

USD	603,733	EUR	538,236	Citibank, N.A.	10/15/19	16,506	—

USD	1,222,674	EUR	1,111,133	Citibank, N.A.	10/15/19	10,405	—

USD	610,402	EUR	548,185	State Street Bank and Trust Company	10/15/19	12,320	—

EUR	120,247	USD	133,636	Citibank, N.A.	10/25/19	—	(2,345)

EUR	272,686	USD	302,328	Citibank, N.A.	10/25/19	—	(4,599)

EUR	952,565	USD	1,042,148	Goldman Sachs International	10/25/19	—	(2,099)

EUR	2,248,318	USD	2,494,250	Goldman Sachs International	10/25/19	—	(39,447)

EUR	413,143	USD	456,135	HSBC Bank USA, N.A.	10/25/19	—	(5,049)

EUR	864,360	USD	958,780	HSBC Bank USA, N.A.	10/25/19	—	(15,037)

EUR	15,480	USD	17,148	State Street Bank and Trust Company	10/31/19	—	(239)

EUR	253,547	USD	278,440	State Street Bank and Trust Company	10/31/19	—	(1,483)

EUR	381,481	USD	421,018	State Street Bank and Trust Company	10/31/19	—	(4,314)

EUR	308,098	USD	343,869	State Street Bank and Trust Company	10/31/19	—	(7,324)

EUR	300,000	USD	336,829	State Street Bank and Trust Company	10/31/19	—	(9,129)

EUR	453,111	USD	508,736	State Street Bank and Trust Company	10/31/19	—	(13,788)

GBP	274,332	USD	334,250	State Street Bank and Trust Company	10/31/19	3,453	—

GBP	244,639	USD	301,026	State Street Bank and Trust Company	10/31/19	125	—

GBP	4,563	USD	5,560	State Street Bank and Trust Company	10/31/19	57	—

GBP	100,302	USD	125,438	State Street Bank and Trust Company	10/31/19	—	(1,966)

GBP	258,788	USD	321,962	State Street Bank and Trust Company	10/31/19	—	(3,393)

USD	21,196,970	EUR	18,905,779	Goldman Sachs International	10/31/19	545,581	—

USD	221,547	EUR	200,000	JPMorgan Chase Bank, N.A.	10/31/19	3,081	—

USD	20,684,097	EUR	18,454,597	State Street Bank and Trust Company	10/31/19	525,548	—

USD	1,242,798	EUR	1,116,769	State Street Bank and Trust Company	10/31/19	22,916	—

USD	589,740	EUR	524,944	State Street Bank and Trust Company	10/31/19	16,327	—

USD	561,495	EUR	500,000	State Street Bank and Trust Company	10/31/19	15,329	—

USD	499,198	EUR	443,848	State Street Bank and Trust Company	10/31/19	14,369	—

USD	336,897	EUR	300,000	State Street Bank and Trust Company	10/31/19	9,197	—

USD	336,243	EUR	300,000	State Street Bank and Trust Company	10/31/19	8,543	—

USD	774,069	EUR	702,575	State Street Bank and Trust Company	10/31/19	6,624	—

USD	331,694	EUR	297,818	State Street Bank and Trust Company	10/31/19	6,378	—

USD	184,738	EUR	164,113	State Street Bank and Trust Company	10/31/19	5,472	—

USD	179,755	EUR	159,912	State Street Bank and Trust Company	10/31/19	5,078	—

USD	141,288	EUR	125,000	State Street Bank and Trust Company	10/31/19	4,746	—

USD	147,696	EUR	132,131	State Street Bank and Trust Company	10/31/19	3,365	—

USD	305,694	EUR	277,000	State Street Bank and Trust Company	10/31/19	3,118	—

USD	222,421	EUR	200,824	State Street Bank and Trust Company	10/31/19	3,055	—

USD	221,375	EUR	201,139	State Street Bank and Trust Company	10/31/19	1,664	—

USD	159,654	EUR	144,869	State Street Bank and Trust Company	10/31/19	1,409	—

USD	136,758	EUR	124,000	State Street Bank and Trust Company	10/31/19	1,309	—

USD	219,303	EUR	200,000	State Street Bank and Trust Company	10/31/19	837	—

USD	5,227,158	GBP	4,201,828	State Street Bank and Trust Company	10/31/19	54,704	—

50	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	1,762,641	GBP	1,417,152	State Street Bank and Trust Company	10/31/19	$18,126	$—

USD	372,950	GBP	295,922	State Street Bank and Trust Company	10/31/19	8,670	—

USD	308,753	GBP	250,000	State Street Bank and Trust Company	10/31/19	1,003	—

USD	27,070	GBP	22,072	State Street Bank and Trust Company	10/31/19	—	(101)

USD	326,557	GBP	267,125	State Street Bank and Trust Company	10/31/19	—	(2,274)

EUR	15,000,000	USD	16,461,510	JPMorgan Chase Bank, N.A.	11/29/19	—	(42,816)

USD	753,664	CAD	1,000,685	HSBC Bank USA, N.A.	11/29/19	—	(2,321)

USD	16,451,160	EUR	15,000,000	JPMorgan Chase Bank, N.A.	11/29/19	32,466	—

USD	10,968,620	EUR	10,000,000	JPMorgan Chase Bank, N.A.	11/29/19	22,824	—

USD	588,595	EUR	527,502	State Street Bank and Trust Company	11/29/19	11,202	—

EUR	10,000,000	USD	10,992,740	JPMorgan Chase Bank, N.A.	12/30/19	—	(16,103)

USD	11,088,975	EUR	10,082,399	HSBC Bank USA, N.A.	12/30/19	21,892	—

USD	16,497,030	EUR	15,000,000	JPMorgan Chase Bank, N.A.	12/30/19	32,074	—

						$1,601,758	$(174,674)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

5-Year USD Deliverable Interest Rate Swap	40	Short	12/16/19	$(4,004,688)	$(14,375)

10-Year USD Deliverable Interest Rate Swap	92	Short	12/16/19	(9,142,500)	(72,594)

Euro-Bobl	28	Short	12/6/19	(4,139,849)	15,870

Euro-Bund	1	Short	12/6/19	(189,924)	(251)

U.S. 10-Year Treasury Note	260	Long	12/19/19	33,881,250	(387,969)

U.S. Long Treasury Bond	28	Short	12/19/19	(4,544,750)	95,375

U.S. Ultra-Long Treasury Bond	14	Short	12/19/19	(2,686,688)	83,672

U.S. Ultra-Long Treasury Bond	318	Long	12/19/19	61,026,188	823,249

					$542,977

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	250	Receives	6-month EURIBOR (pays semi-annually)	(0.30)% (pays annually)	7/23/24	$(1,471)	$—	$(1,471)

EUR	1,177	Receives	6-month EURIBOR (pays semi-annually)	(0.53)% (pays annually)	8/22/24	7,241	—	7,241

EUR	931	Receives	6-month EURIBOR (pays semi-annually)	1.06% (pays annually)	10/16/28	(129,106)	(189)	(129,295)

51	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	189	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	$(5,823)	$2,112	$(3,711)

EUR	437	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(13,379)	1,179	(12,200)

EUR	320	Receives	6-month EURIBOR (pays semi-annually)	(0.08)% (pays annually)	8/6/29	(3,037)	—	(3,037)

EUR	307	Receives	6-month EURIBOR (pays semi-annually)	(0.05)% (pays annually)	8/6/29	(3,864)	—	(3,864)

EUR	115	Receives	6-month EURIBOR (pays semi-annually)	(0.16)% (pays annually)	9/12/29	70	—	70

USD	760	Receives	3-month USD-LIBOR (pays quarterly)	1.93% (pays semi-annually)	11/3/20	(4,110)	—	(4,110)

USD	100	Receives	3-month USD-LIBOR (pays quarterly)	1.96% (pays semi-annually)	11/17/20	(649)	(102)	(751)

USD	550	Receives	3-month USD-LIBOR (pays quarterly)	2.68% (pays semi-annually)	3/16/21	(7,638)	(140)	(7,778)

USD	650	Receives	3-month USD-LIBOR (pays quarterly)	2.68% (pays semi-annually)	3/16/21	(9,037)	(144)	(9,181)

USD	1,855	Receives	3-month USD-LIBOR (pays quarterly)	1.95% (pays semi-annually)	6/13/24	(45,307)	—	(45,307)

USD	227	Receives	3-month USD-LIBOR (pays quarterly)	1.80% (pays semi-annually)	7/23/24	(2,840)	—	(2,840)

USD	707	Receives	3-month USD-LIBOR (pays quarterly)	1.64% (pays semi-annually)	8/6/24	(3,536)	—	(3,536)

USD	1,146	Receives	3-month USD-LIBOR (pays quarterly)	1.44% (pays semi-annually)	9/26/24	3,816	—	3,816

USD	1,600	Receives	3-month USD-LIBOR (pays quarterly)	1.52% (pays semi-annually)	9/27/24	(1,176)	—	(1,176)

USD	240	Receives	3-month USD-LIBOR (pays quarterly)	2.86% (pays semi-annually)	3/20/28	(25,119)	—	(25,119)

USD	673	Receives	3-month USD-LIBOR (pays quarterly)	3.13% (pays semi-annually)	9/28/28	(89,292)	—	(89,292)

USD	573	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/2/28	(80,878)	—	(80,878)

USD	603	Receives	3-month USD-LIBOR (pays quarterly)	3.29% (pays semi-annually)	11/13/28	(94,810)	—	(94,810)

USD	1,185	Receives	3-month USD-LIBOR (pays quarterly)	3.25% (pays semi-annually)	11/13/28	(181,803)	—	(181,803)

USD	930	Receives	3-month USD-LIBOR (pays quarterly)	2.74% (pays semi-annually)	1/31/29	(96,012)	—	(96,012)

USD	1,954	Receives	3-month USD-LIBOR (pays quarterly)	2.63% (pays semi-annually)	3/25/29	(184,361)	17,589	(166,772)

USD	5,222	Receives	3-month USD-LIBOR (pays quarterly)	2.09% (pays semi-annually)	7/15/29	(242,286)	1,735	(240,551)

USD	427	Receives	3-month USD-LIBOR (pays quarterly)	2.03% (pays semi-annually)	7/17/29	(17,522)	(382)	(17,904)

USD	410	Receives	3-month USD-LIBOR (pays quarterly)	1.35% (pays semi-annually)	9/6/29	8,509	—	8,509

52	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	300	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	9/9/29	$3,025	$—	$3,025

USD	1,383	Receives	3-month USD-LIBOR (pays quarterly)	1.47% (pays semi-annually)	9/9/29	12,538	—	12,538

USD	61	Receives	3-month USD-LIBOR (pays quarterly)	1.49% (pays semi-annually)	9/10/29	472	—	472

USD	1,969	Receives	3-month USD-LIBOR (pays quarterly)	1.66% (pays semi-annually)	9/16/29	(15,357)	—	(15,357)

USD	150	Receives	3-month USD-LIBOR (pays quarterly)	1.71% (pays semi-annually)	9/19/29	(1,851)	—	(1,851)

USD	120	Receives	3-month USD-LIBOR (pays quarterly)	2.87% (pays semi-annually)	1/28/49	(31,997)	137	(31,860)

USD	1,280	Receives	3-month USD-LIBOR (pays quarterly)	2.88% (pays semi-annually)	1/31/49	(344,106)	(659)	(344,765)

USD	945	Receives	3-month USD-LIBOR (pays quarterly)	2.21% (pays semi-annually)	8/1/49	(107,961)	—	(107,961)

USD	148	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	8/27/49	538	—	538

USD	128	Receives	3-month USD-LIBOR (pays quarterly)	1.71% (pays semi-annually)	8/27/49	133	—	133

USD	160	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	8/28/49	2,669	—	2,669

USD	320	Receives	3-month USD-LIBOR (pays quarterly)	1.57% (pays semi-annually)	8/29/49	11,205	—	11,205

USD	85	Receives	3-month USD-LIBOR (pays quarterly)	1.54% (pays semi-annually)	8/30/49	3,587	—	3,587

USD	274	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	9/9/49	4,328	—	4,328

USD	88	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	9/12/49	398	—	398

Total						$(1,685,799)	$21,136	$(1,664,663)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Brazil	$4,449	1.00% (pays quarterly)(1)	6/20/24	1.23%	$(44,915)	$126,276	$81,361

Mexico	2,500	1.00% (pays quarterly)(1)	12/20/24	1.16	(18,774)	12,218	(6,556)

Russia	2,800	1.00% (pays quarterly)(1)	12/20/24	0.87	19,434	(26,278)	(6,844)

Turkey	1,200	1.00% (pays quarterly)(1)	6/20/20	1.33	(2,471)	28,692	26,221

53	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Credit Default Swaps — Sell Protection (continued)

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Turkey	$2,400	1.00% (pays quarterly)(1)	12/20/24	3.53%	$(277,767)	$302,452	$24,685

Total	$13,349				$(324,493)	$443,360	$118,867

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Bahamas	Deutsche Bank AG	$1,150	1.00% (pays quarterly)(1)	6/20/22	2.10%	$(32,558)	$56,236	$23,678

Total		$1,150				$(32,558)	$56,236	$23,678

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At September 30, 2019, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $14,499,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

CIDOR	–	Canada Three Month Interbank Rate

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

54	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Statement of Assets and Liabilities (Unaudited)

Assets	September 30, 2019

Unaffiliated investments, at value (identified cost, $2,580,959,921)	$2,558,711,465

Affiliated investment, at value (identified cost, $28,557,876)	28,557,884

Cash	8,422,814

Deposits for derivatives collateral —

Financial futures contracts	2,843,095

Centrally cleared derivatives	5,700,443

OTC derivatives	580,000

Deposits for reverse repurchase agreements	510,069

Foreign currency, at value (identified cost, $1,581,473)	1,578,708

Interest and dividends receivable	20,887,499

Dividends receivable from affiliated investment	56,202

Receivable for investments sold	5,779,960

Receivable for variation margin on open financial futures contracts	908

Receivable for open forward foreign currency exchange contracts	1,601,758

Receivable for open swap contracts	23,678

Tax reclaims receivable	12,295

Prepaid upfront fees on notes payable	1,156,687

Prepaid expenses	65,034

Other receivables	147,855

Total assets	$2,636,636,354

Liabilities

Notes payable	$620,000,000

Cash collateral due to brokers	580,000

Payable for reverse repurchase agreements, including accrued interest of $68,446	93,493,101

Payable for investments purchased	13,650,342

Payable for when-issued securities	8,715,080

Payable for variation margin on open centrally cleared derivatives	186,690

Payable for open forward foreign currency exchange contracts	174,674

Upfront receipts on open non-centrally cleared swap contracts	56,236

Payable to affiliate:

Investment adviser fee	1,583,046

Accrued expenses	2,682,405

Total liabilities	$741,121,574

Auction preferred shares (8,640 shares outstanding) at liquidation value plus cumulative unpaid dividends	$216,072,283

Net assets applicable to common shares	$1,679,442,497

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 116,147,018 shares issued and outstanding	$1,161,470

Additional paid-in capital	1,811,067,151

Accumulated loss	(132,786,124)

Net assets applicable to common shares	$1,679,442,497

Net Asset Value Per Common Share

($1,679,442,497 ÷ 116,147,018 common shares issued and outstanding)	$14.46

55	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Statement of Operations (Unaudited)

Investment Income	Six Months Ended September 30, 2019

Interest and other income	$65,600,528

Dividends	1,988,954

Dividends from affiliated investment	409,575

Total investment income	$67,999,057

Expenses

Investment adviser fee	$9,675,455

Trustees’ fees and expenses	54,250

Custodian fee	330,857

Transfer and dividend disbursing agent fees	9,426

Legal and accounting services	15,981

Printing and postage	83,092

Interest expense and fees	12,100,187

Preferred shares service fee	113,612

Miscellaneous	116,052

Total expenses	$22,498,912

Net investment income	$45,500,145

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(6,094,576)

Investment transactions — affiliated investment	(9,356)

Financial futures contracts	(8,316,511)

Swap contracts	(2,160,266)

Foreign currency transactions	89,392

Forward foreign currency exchange contracts	4,088,820

Net realized loss	$(12,402,497)

Change in unrealized appreciation (depreciation) —

Investments	$17,543,501

Investments — affiliated investment	31

Financial futures contracts	2,516,795

Swap contracts	(55,451)

Foreign currency	(72,380)

Forward foreign currency exchange contracts	153,088

Net change in unrealized appreciation (depreciation)	$20,085,584

Net realized and unrealized gain	$7,683,087

Distributions to preferred shareholders	$(3,766,475)

Net increase in net assets from operations	$49,416,757

56	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

From operations —

Net investment income	$45,500,145	$95,904,037

Net realized loss	(12,402,497)	(3,713,929)

Net change in unrealized appreciation (depreciation)	20,085,584	(27,735,781)

Distributions to preferred shareholders	(3,766,475)	(7,666,504)

Discount on redemption and repurchase of auction preferred shares	—	4,050,000

Net increase in net assets from operations	$49,416,757	$60,837,823

Distributions to common shareholders	$(48,433,307)	$(94,961,802)

Net increase (decrease) in net assets	$983,450	$(34,123,979)

Net Assets Applicable to Common Shares

At beginning of period	$1,678,459,047	$1,712,583,026

At end of period	$1,679,442,497	$1,678,459,047

57	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Statement of Cash Flows (Unaudited)

Cash Flows From Operating Activities	Six Months Ended September 30, 2019

Net increase in net assets from operations	$49,416,757

Distributions to preferred shareholders	3,766,475

Net increase in net assets from operations excluding distributions to preferred shareholders	$53,183,232

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(524,417,003)

Investments sold and principal repayments	496,080,229

Decrease in short-term investments, net	15,041,623

Net amortization/accretion of premium (discount)	9,341,076

Amortization of prepaid upfront fees on notes payable	258,259

Increase in interest and dividends receivable	(176,518)

Decrease in dividends receivable from affiliated investment	21,153

Decrease in receivable for variation margin on open financial futures contracts	311,863

Decrease in receivable for variation margin on open centrally cleared swap contracts	106,440

Increase in receivable for open forward foreign currency exchange contracts	(155,873)

Decrease in receivable for open swap contracts	35,062

Increase in tax reclaims receivable	(9,675)

Decrease in prepaid expenses	7,659

Increase in other receivables	(147,855)

Increase in cash collateral due to brokers	140,000

Increase in payable for variation margin on open centrally cleared derivatives	186,690

Increase in payable for open forward foreign currency exchange contracts	117,192

Decrease in payable for open swap contracts	(16,632)

Decrease in upfront receipts on open non-centrally cleared swap contracts	(27,644)

Decrease in payable to affiliate for investment adviser fee	(75,025)

Decrease in accrued expenses	(304,936)

Decrease in accrued interest on reverse repurchase agreements	(89,148)

Increase in unfunded loan commitments	462,976

Net change in unrealized (appreciation) depreciation from investments	(17,543,532)

Net realized loss from investments	6,103,932

Net cash provided by operating activities	$38,433,545

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(48,433,307)

Cash distributions paid to preferred shareholders	(3,796,244)

Proceeds from notes payable	155,000,000

Repayments of notes payable	(130,000,000)

Repayments of reverse repurchase agreements, net	(11,250,081)

Net cash used in financing activities	$(38,479,632)

Net decrease in cash and restricted cash*	$(46,087)

Cash and restricted cash at beginning of period (including foreign currency)	$19,681,216

Cash and restricted cash at end of period (including foreign currency)	$19,635,129

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings and reverse repurchase agreements	$12,166,752

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(9,012).

58	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Statement of Cash Flows (Unaudited) — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

September 30, 2019

Cash	$8,422,814

Deposit for derivatives collateral —

Financial futures contracts	2,843,095

Centrally cleared derivatives	5,700,443

OTC derivatives	580,000

Deposits for reverse repurchase agreements	510,069

Foreign currency	1,578,708

Total cash and restricted cash as shown on the Statement of Cash Flows	$19,635,129

59	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended September 30, 2019 (Unaudited)		Year Ended March 31,
			2019		2018	2017	2016	2015

Net asset value — Beginning of period (Common shares)	$14.450		$14.740		$15.110	$14.510	$16.010	$16.600

Income (Loss) From Operations

Net investment income(1)	$0.392		$0.826		$0.808	$0.899	$0.979	$1.044

Net realized and unrealized gain (loss)	0.067		(0.267)		(0.168)	0.834	(1.278)	(0.411)

Distributions to preferred shareholders —

From net investment income(1)	(0.032)		(0.066)		(0.043)	(0.018)	(0.007)	(0.003)

Discount on redemption and repurchase of auction preferred shares(1)	—		0.035		—	—	—	—

Total income (loss) from operations	$0.427		$0.528		$0.597	$1.715	$(0.306)	$0.630

Less Distributions to Common Shareholders

From net investment income	$(0.417)		$(0.818)		$(0.818)	$(0.991)	$(1.114)	$(1.197)

Tax return of capital	—		—		(0.149)	(0.124)	(0.106)	(0.023)

Total distributions to common shareholders	$(0.417)		$(0.818)		$(0.967)	$(1.115)	$(1.220)	$(1.220)

Anti-dilutive effect of share repurchase program (see Note 6)(1)	$—		$—		$—	$—	$0.026	$—

Net asset value — End of period (Common shares)	$14.460		$14.450		$14.740	$15.110	$14.510	$16.010

Market value — End of period (Common shares)	$12.500		$12.650		$13.020	$13.830	$13.180	$14.390

Total Investment Return on Net Asset Value(2)	3.42	%(3)	4.57	%(4)	4.72%	12.99%	(0.62)%	4.73%

Total Investment Return on Market Value(2)	2.13	%(3)	3.70%		0.99%	13.85%	0.44%	2.47%

60	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Six Months Ended September 30, 2019 (Unaudited)		Year Ended March 31,
Ratios/Supplemental Data			2019	2018	2017	2016	2015

Net assets applicable to common shares, end of period (000’s omitted)	$1,679,442		$1,678,459	$1,712,583	$1,755,135	$1,685,016	$1,881,988

Ratios (as a percentage of average daily net assets applicable to common shares):(5)†

Expenses excluding interest and fees(6)	1.23	%(7)	1.31%	1.30%	1.32%	1.37%	1.35%

Interest and fee expense(8)	1.44	%(7)	1.43%	1.00%	0.73%	0.63%	0.54%

Total expenses(6)	2.67	%(7)	2.74%	2.30%	2.05%	2.00%	1.89%

Net investment income	5.40	%(7)	5.71%	5.36%	6.01%	6.49%	6.44%

Portfolio Turnover	19	%(3)	34%	43%	45%	33%	35%

Senior Securities:

Total notes payable outstanding (in 000’s)	$620,000		$595,000	$663,000	$585,000	$660,000	$803,200

Asset coverage per $1,000 of notes payable(9)	$4,057		$4,184	$3,985	$4,456	$3,957	$3,675

Total preferred shares outstanding	8,640		8,640	10,665	10,665	10,665	10,665

Asset coverage per preferred share(10)	$75,225		$76,744	$71,059	$76,524	$70,461	$68,979

Involuntary liquidation preference per preferred share(11)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000

Approximate market value per preferred share(11)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Not annualized.

(4)

The total return based on net asset value reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Preferred Shares at 92% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 4.31%.

(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Annualized.

(8)

Interest and fee expense relates to the notes payable, a portion of which was incurred to partially redeem the Fund’s Auction Preferred Shares (see Note 2), and the reverse repurchase agreements (see Note 10).

(9)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(10)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 301%, 307%, 284%, 306%, 282% and 276% at September 30, 2019 and March 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(11)	Plus accumulated and unpaid dividends.

†

Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any. Ratios for periods less than one year are annualized.

	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31,
		2019	2018	2017	2016	2015

Expenses excluding interest and fees	0.84%	0.87%	0.87%	0.87%	0.88%	0.86%

Interest and fee expense	0.98%	0.95%	0.67%	0.49%	0.40%	0.34%

Total expenses	1.82%	1.82%	1.54%	1.36%	1.28%	1.20%

Net investment income	3.67%	3.79%	3.58%	3.99%	4.15%	4.10%

61	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect

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market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of September 30, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At September 30, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly,

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the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 13. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

M  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

N  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a

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secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.

O  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

P  Interim Financial Statements — The interim financial statements relating to September 30, 2019 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

The number of APS issued and outstanding at September 30, 2019 are as follows:

APS Issued and Outstanding

Series A	1,728

Series B	1,728

Series C	1,728

Series D	1,728

Series E	1,728

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund’s By-Laws and the 1940 Act. The Fund pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

On June 29, 2018, the Fund announced a tender offer to purchase up to 19% of its outstanding APS at a price per share equal to 92% of the APS liquidation preference of $25,000 per share (or $23,000 per share), plus any accrued but unpaid APS dividends. The tender offer expired on

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September 14, 2018. The number of APS redeemed during the year ended March 31, 2019 pursuant to the tender offer and the redemption amount (excluding the final dividend payment) were as follows:

	APS Redeemed During the Year	Redemption Amount

Series A	405	$9,315,000

Series B	405	9,315,000

Series C	405	9,315,000

Series D	405	9,315,000

Series E	405	9,315,000

3  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at September 30, 2019, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates (annualized), and dividend rate ranges for the six months then ended were as follows:

	APS Dividend Rates at September 30, 2019	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	2.93%	$757,550	3.51%	2.93–3.73

Series B	2.87	755,356	3.50	2.87–3.70

Series C	2.99	752,277	3.48	2.99–3.73

Series D	2.89	749,619	3.47	2.89–3.74

Series E	2.96	751,673	3.48	2.93–3.73

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of September 30, 2019.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At March 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $64,515,197 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Of the deferred capital losses at March 31, 2019, $64,515,197 are long-term.

Additionally, at March 31, 2019, the Fund had a net capital loss of $25,809,449 attributable to security transactions incurred after October 31, 2018 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending March 31, 2020.

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The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,617,977,333

Gross unrealized appreciation	$57,687,763

Gross unrealized depreciation	(87,833,397)

Net unrealized depreciation	$(30,145,634)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the six months ended September 30, 2019, the Fund’s investment adviser fee amounted to $9,675,455. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended September 30, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the six months ended September 30, 2019 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$367,581,652	$359,278,768

U.S. Government and Agency Securities	144,983,196	137,696,156

	$512,564,848	$496,974,924

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the six months ended September 30, 2019 and the year ended March 31, 2019.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchase of common shares by the Fund for the six months ended September 30, 2019 and the year ended March 31, 2019.

7  Restricted Securities

At September 30, 2019, the Fund owned the following securities (representing less than 0.1% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights

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(exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Nine Point Energy Holdings, Inc.	7/15/14	29,787	$1,370,397	$298

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	555	$555,000	$449,735

Total Restricted Securities			$1,925,397	$450,033

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2019 is included in the Portfolio of Investments. At September 30, 2019, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.

Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures contracts and interest rate swaps to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $207,232. At September 30, 2019, there were no assets pledged by the Fund for such liability.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as

68

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Notes to Financial Statements (Unaudited) — continued

such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at September 30, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 13) at September 30, 2019.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2019 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate		Total

Accumulated loss	$19,434 *	$138,668 *	$1,076,695	*	$1,234,797

Receivable for open forward foreign currency exchange contracts	—	1,601,758	—		1,601,758

Total Asset Derivatives	$19,434	$1,740,426	$1,076,695		$2,836,555

Derivatives not subject to master netting or similar agreements	$19,434	$138,668	$1,076,695		$1,234,797

Total Asset Derivatives subject to master netting or similar agreements	$—	$1,601,758	$—		$1,601,758

	Credit	Foreign Exchange	Interest Rate		Total

Accumulated loss	$(343,927)*	$(24,261)*	$(2,219,517	)*	$(2,587,705)

Payable for open forward foreign currency exchange contracts	—	(174,674)	—		(174,674)

Payable/receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	(32,558)	—	—		(32,558)

Total Liability Derivatives	$(376,485)	$(198,935)	$(2,219,517)		$(2,794,937)

Derivatives not subject to master netting or similar agreements	$(343,927)	$(24,261)	$(2,219,517)		$(2,587,705)

Total Liability Derivatives subject to master netting or similar agreements	$(32,558)	$(174,674)	$—		$(207,232)

*

For futures contracts and centrally cleared derivatives, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of September 30, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Citibank, N.A.	$97,287	$(6,944)	$—	$(90,343)	$—	$120,000

Goldman Sachs International	545,581	(41,546)	—	(460,000)	44,035	460,000

HSBC Bank USA, N.A.	21,892	(21,892)	—	—	—	—

JPMorgan Chase Bank, N.A.	90,445	(58,919)	—	—	31,526	—

Standard Chartered Bank	81,609	—	—	—	81,609	—

State Street Bank and Trust Company	764,944	(44,858)	(632,270)	—	87,816	—

	$1,601,758	$(174,159)	$(632,270)	$(550,343)	$244,986	$580,000

69

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Notes to Financial Statements (Unaudited) — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Citibank, N.A.	$(6,944)	$6,944	$—	$—	$—	$—

Deutsche Bank AG	(32,558)	—	—	—	(32,558)	—

Goldman Sachs International	(41,546)	41,546	—	—	—	—

HSBC Bank USA, N.A.	(22,407)	21,892	—	—	(515)	—

JPMorgan Chase Bank, N.A.	(58,919)	58,919	—	—	—	—

State Street Bank and Trust Company	(44,858)	44,858	—	—	—	—

	$(207,232)	$174,159	$—	$—	$(33,073)	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to reverse repurchase agreements at September 30, 2019 is included at Note 10.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended September 30, 2019 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Financial futures contracts	$—	$—	$(8,316,511)	$(8,316,511)

Swap contracts	4,210	—	(2,164,476)	(2,160,266)

Forward foreign currency exchange contracts	—	4,088,820	—	4,088,820

Total	$4,210	$4,088,820	$(10,480,987)	$(6,387,957)

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$—	$—	$2,516,795	$2,516,795

Swap contracts	160,920	—	(216,371)	(55,451)

Forward foreign currency exchange contracts	—	153,088	—	153,088

Total	$160,920	$153,088	$2,300,424	$2,614,432

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the six months ended September 30, 2019, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$41,512,000	$135,336,000	$109,619,000	$49,097,000

*	The average notional amount of forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

70

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Notes to Financial Statements (Unaudited) — continued

9  Credit Agreement

The Fund has entered into a Credit Agreement, as amended (the Agreement) with major financial institutions to borrow up to $850 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through December 17, 2021, the Fund pays a facility fee of 0.25% per annum on the borrowing limit. In connection with the renewal of the Agreement on December 18, 2018, the Fund paid an upfront fee of $1,530,000, which is being amortized to interest expense over a period of three years through December 2021. The unamortized balance at September 30, 2019 is approximately $1,157,000 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At September 30, 2019, the Fund had borrowings outstanding under the Agreement of $620,000,000 at an interest rate of 2.85%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at September 30, 2019 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 13) at September 30, 2019. Facility fees for the six months ended September 30, 2019 totaled $1,080,208 and are included in interest expense and fees on the Statement of Operations. For the six months ended September 30, 2019, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $578,409,836 and 3.26%, respectively.

10  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of September 30, 2019 were as follows:

Counterparty	Trade Date	Maturity Date	Interest Rate	Principal Amount	Value Including Accrued Interest	U.S. Government Agency Securities Pledged as Collateral

Bank of America	9/19/19	10/22/19	2.42%	$58,711,028	$58,754,442	$60,762,819

Bank of Montreal	9/19/19	10/22/19	2.36	34,713,627	34,738,659	36,389,358

Total				$93,424,655	$93,493,101	$97,152,177

The Fund also pledged cash of $510,069 to Bank of America as additional collateral for its reverse repurchase agreements. At September 30, 2019, the remaining contractual maturity of all reverse repurchase agreements was less than 30 days.

For the six months ended September 30, 2019, the average borrowings under settled reverse repurchase agreements and the average annual interest rate were $101,210,276 and 2.62%, respectively. The reverse repurchase agreements entered into by the Fund are subject to Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. At September 30, 2019, the market value of securities and cash pledged for the benefit of counterparties for reverse repurchase agreements exceeded the amount of borrowings for each counterparty. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at September 30, 2019. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 13) at September 30, 2019.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies or entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

71

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Notes to Financial Statements (Unaudited) — continued

12  Investments in Affiliated Funds

At September 30, 2019, the value of the Fund’s investment in affiliated funds was $28,557,884, which represents 1.7% of the Fund’s net assets applicable to common shares. Transactions in affiliated funds by the Fund for the six months ended September 30, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 2.09%	$43,608,087	$536,833,708	$(551,874,586)	$(9,356)	$31	$28,557,884	$409,575	28,560,740

13  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2019, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$794,712,536	$3,213,256	$797,925,792

Corporate Bonds & Notes	—	811,373,546	—	811,373,546

Foreign Government Securities	—	76,570,563	—	76,570,563

Sovereign Loans	—	11,728,620	—	11,728,620

Mortgage Pass-Throughs	—	182,659,059	—	182,659,059

Collateralized Mortgage Obligations	—	458,899,102	—	458,899,102

Commercial Mortgage-Backed Securities	—	88,134,211	—	88,134,211

Asset-Backed Securities	—	98,641,004	—	98,641,004

Common Stocks	1,397,041	2,563,487	4,716,586	8,677,114

Convertible Preferred Stocks	—	—	449,735	449,735

Preferred Stocks	664,650	—	—	664,650

Closed-End Funds	22,457,976	—	—	22,457,976

Miscellaneous	—	30,936	0	30,936

Short-Term Investments —

U.S. Treasury Obligations	—	499,157	—	499,157

Other	—	28,557,884	—	28,557,884

Total Investments	$24,519,667	$2,554,370,105	$8,379,577	$2,587,269,349

72

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Notes to Financial Statements (Unaudited) — continued

Asset Description	Level 1	Level 2	Level 3*	Total

Forward Foreign Currency Exchange Contracts	$—	$1,740,426	$—	$1,740,426

Futures Contracts	1,018,166	—	—	1,018,166

Swap Contracts	—	77,963	—	77,963

Total	$25,537,833	$2,556,188,494	$8,379,577	$2,590,105,904

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(198,935)	$—	$(198,935)

Futures Contracts	(475,189)	—	—	(475,189)

Swap Contracts	—	(2,120,813)	—	(2,120,813)

Total	$(475,189)	$(2,319,748)	$—	$(2,794,937)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended September 30, 2019 is not presented.

14  Legal Proceedings

In May 2015, the Fund was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT sought (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Fund was approximately $4,460,000. In April 2019, the parties to the litigation reached a settlement agreement in principle, subject to Court approval. On June 12, 2019, the Court approved the settlement, and all claims and cross claims in the litigation were dismissed on July 2, 2019. The Fund did not suffer any loss to the Fund’s net asset value as a result of the settlement. The attorneys’ fees and costs related to these actions were expensed by the Fund as incurred.

73

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Notice to Shareholders (Unaudited)

The purpose of this notice is to inform Fund shareholders that the London Interbank Offered Rate (“LIBOR”) will be phased out by the end of 2021 and of certain risks associated with this change.

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements, and to determine dividend rates for preferred shares.

The use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

Although the period from the FCA announcement until the end of 2021 is generally expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions, there remains uncertainty regarding the future utilization of LIBOR and the specific replacement rate or rates. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments held by the Fund cannot yet be determined. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of borrowing or the dividend rate for preferred shares, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Various financial industry groups have begun planning for the transition away from LIBOR, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

74

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements (as applicable) for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (as applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements (as applicable).

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements (as applicable), the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under, “Results of the Contract Review Process”).

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•	In certain instances, data regarding investment performance relative to customized groups of peer funds identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (as applicable) to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (as applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (as applicable and, in the context of a sub-adviser, only those with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (as applicable and, in the context of a sub-adviser, only those with trading responsibilities) to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser (as applicable)

•	Reports detailing the financial results and condition of the adviser and sub-adviser (as applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (as applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (as applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

75

Eaton Vance

Limited Duration Income Fund

September 30, 2019

Board of Trustees’ Contract Approval — continued

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (as applicable) of each fund, if any;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by the adviser and/or administrator to each of the funds;

•

For an Eaton Vance fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other matters relevant to long-term fund shareholders; and

•	The terms of each investment advisory agreement and sub-advisory agreement (as applicable).

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (as applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements (as applicable).

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement (as applicable) and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement (as applicable) were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement (as applicable). In evaluating each investment advisory agreement and sub-advisory agreement (as applicable), including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (as applicable) to each of the Eaton Vance Funds.

Results of the Contract Review Process — Eaton Vance Limited Duration Income Fund

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Limited Duration Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as credit risk in the context of investment grade and below investment grade investments. The Board considered the Adviser’s ability to implement the Fund’s investment strategy, including, with respect to the component of the Fund invested in below investment grade investments and bank loans, the Adviser’s deep and broad experience with investing in high-yield bonds and senior secured floating rate loans. The Board also considered, among other things, the Adviser’s experience investing in mortgage-backed securities and other investment grade instruments. As part of its evaluation, the Board considered the resources available to investment professionals of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with

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Board of Trustees’ Contract Approval — continued

managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended September 30, 2018. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s custom peer group and lower than the median performance of the Fund’s peer group for the three-year period. After considering information from the Adviser regarding the Fund’s performance over various time periods, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution and other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. Accordingly, the Board concluded that the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

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Eaton Vance

Limited Duration Income Fund

September 30, 2019

Officers and Trustees

Officers

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

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Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

7731    9.30.19

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 21, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 21, 2019